CONSTELLATION FUNDS
            GROUP
                                                                    PROSPECTUS

                                                                April 15, 2005
                                                    as amended August 22, 2005





Constellation Clover Core Value Fund
Constellation Clover Small Cap Value Fund
Constellation Clover Large Cap Value Fund
Constellation Clover Core Fixed Income Fund
Constellation Clover Income Plus Fund
Constellation Chartwell Ultra Short Duration Fixed Income Fund
Constellation Chartwell Short Duration Fixed Income Fund
Constellation Chartwell High Yield Fund
Constellation HLAM Large Cap Quality Stock Fund
Constellation Pitcairn Diversified Value Fund
Constellation Pitcairn Select Value Fund
Constellation Pitcairn Diversified Growth Fund
Constellation Pitcairn Small Cap Fund
Constellation Pitcairn Family Heritage(R) Fund
Constellation Pitcairn Taxable Bond Fund
Constellation Pitcairn Tax-Exempt Bond Fund
Constellation Sands Capital Select Growth Fund
Constellation TIP SmallCap Value Opportunities Fund
Constellation TIP Mid Cap Fund
Constellation TIP Financial Services Fund
Constellation TIP Healthcare & Biotechnology Fund
Constellation International Equity Fund
Constellation Strategic Value and High Income Fund







The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

About This Prospectus

Constellation Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment objectives and strategies. This Prospectus gives you important information about the shares of the Constellation Funds that you should know before investing. Please read this Prospectus and keep it for future reference.

This Prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the share classes offered and risk and return that is common to each Fund. For more detailed information about the Funds, please see:

  3     Constellation Clover Core Value Fund

  6     Constellation Clover Small Cap Value Fund

  9     Constellation Clover Large Cap Value Fund

 12     Constellation Clover Core Fixed Income Fund

 16     Constellation Clover Income Plus Fund

 19     Constellation Chartwell Ultra Short Duration Fixed Income Fund

 22     Constellation Chartwell Short Duration Fixed Income Fund

 26     Constellation Chartwell High Yield Fund

 29     Constellation HLAM Large Cap Quality Stock Fund

 32     Constellation Pitcairn Diversified Value Fund

 35     Constellation Pitcairn Select Value Fund

 38     Constellation Pitcairn Diversified Growth Fund

 41     Constellation Pitcairn Small Cap Fund

 44     Constellation Pitcairn Family Heritage(R) Fund

 47     Constellation Pitcairn Taxable Bond Fund

 51     Constellation Pitcairn Tax-Exempt Bond Fund

 54     Constellation Sands Capital Select Growth Fund

 57     Constellation TIP Small Cap Value Opportunities Fund

 60     Constellation TIP Mid Cap Fund

 63     Constellation TIP Financial Services Fund

 67     Constellation TIP Healthcare & Biotechnology Fund

 71     Constellation International Equity Fund

 75     Constellation Strategic Value and High Income Fund

 80     Investments and Portfolio Management

 95     Purchasing, Selling and Exchanging Constellation Funds

101     Dividends, Distributions and Taxes

104     Financial Highlights

    To obtain more information about Constellation Funds, please refer to the back cover of the Prospectus.





                                                                Prospectus    1

INTRODUCTION

Each Fund is a mutual fund. Generally, a mutual fund pools shareholders' money and, using professional investment managers, invests it in securities. Each Fund has its own investment objective and strategies for reaching that objective. The investment adviser (the "Adviser") and each sub-adviser (a "sub-adviser") invest each Fund's assets in a way that they believe will help the Fund achieve its objective.

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and sub-adviser's judgment about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or a sub-adviser does, you could lose money on your investment in a Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. Some Funds are more exposed to a single segment or sector of the economy than others and the amount of exposure that a given Fund has to a specific segment or sector may have a large impact on its performance. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings across issuers, industries or sectors.

CHOOSING CLASS I OR CLASS II SHARES

The Constellation Funds offer Class I and Class II Shares. Below is a summary of some of the characteristics of each Class:

o Class I and Class II Shares have different expenses and other characteristics. Class I Shares have lower annual expenses while Class II Shares have higher annual expenses. The performance of Class I and Class II Shares will differ due to differences in expenses.

o Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' accounts.

o Class II Shares are for investments made through financial institutions or intermediaries.

o The following Funds currently offer Class II Shares: Constellation HLAM Large Cap Quality Stock Fund, Constellation Pitcairn Diversified Value Fund, Constellation Pitcairn Select Value Fund, Constellation Pitcairn Diversified Growth Fund, Constellation Pitcairn Small Cap Fund, Constellation Pitcairn Family Heritage1 Fund, Constellation Pitcairn Taxable Bond Fund, Constellation Pitcairn Tax-Exempt Bond Fund, Constellation Sands Capital Select Growth Fund, Constellation TIP Mid Cap Fund, Constellation TIP Small Cap Value Opportunities Fund, Constellation TIP Healthcare & Biotechnology Fund, Constellation International Equity Fund and Constellation Strategic Value and High Income Fund.








2    Prospectus

CONSTELLATION CLOVER CORE VALUE FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term total return

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

-----------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Core Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. The Fund may invest in companies of any size in order to achieve its goal. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the market capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests in may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of equity investing.


                                                                Prospectus    3

CONSTELLATION CLOVER CORE VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)

--------------------------
1995               21.40%
1996               22.87%
1997               17.54%
1998               -1.47%
1999                4.27%
2000               10.70%
2001               13.00%
2002              -12.04%
2003               32.65%
2004               17.77%
--------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Midcap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Midcap Value Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Core Value Fund. On May 7, 2004, the Turner Core Value Fund was reorganized into the Constellation Clover Core Value Fund.

                 BEST QUARTER                             WORST QUARTER
                    19.28%                                   (16.03)%
                  (6/30/03)                                 (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Russell 3000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                  1 YEAR          5 YEARS        10 YEARS

 Constellation Clover Core Value Fund -
   Class I Shares
   Before taxes on distributions                                                  17.77%           11.44%          11.97%
   After taxes on distributions                                                   16.38%           10.13%           9.73%
   After taxes on distributions
    and sale of shares                                                            13.41%            9.48%           9.43%
 Russell 3000 Value Index(1)                                                      16.94%            6.10%          13.84%


(1)The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.








4    Prospectus

CONSTELLATION CLOVER CORE VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                       CLASS I SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)
ANNUAL FUND OPERATING
EXPENSES
(expenses deducted from Fund
assets)
                                     CLASS I SHARES
Investment Advisory Fees                 0.74%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           0.34%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.08%


(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 3000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3)CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER CORE VALUE FUND -
  CLASS I SHARES                                                      $110              $343             $595            $1,317


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


                                                                Prospectus    5

CONSTELLATION CLOVER SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE ................... Long-term total return
INVESTMENT FOCUS ....................... Common stocks of U.S. small capitalization companies
----------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with small market capitalizations that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving fundamental business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, small cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index. As of December 31, 2004, the Russell 2000 Value Index included companies with capitalizations between $80 million and $3.0 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the share price volatility of small cap equity investing.



6    Prospectus

CONSTELLATION CLOVER SMALL CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

--------------------------
 1997             15.47%
 1998              2.01%
 1999             29.57%
 2000             10.59%
 2001             27.42%
 2002            -20.75%
 2003             45.52%
 2004             20.14%
--------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on February 28, 1996 until May 1, 2001, the Fund operated as the Clover Small Cap Value Fund and was advised by Clover Capital. On May 1, 2001, the shareholders of the Clover Small Cap Value Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004, the Fund operated as the Turner Small Cap Value Fund. On May 7, 2004, the Turner Small Cap Value Fund was reorganized into the Constellation Clover Small Cap Value Fund.

                               BEST QUARTER                             WORST QUARTER
                                  26.61%                                   (22.37)%
                                (6/30/99)                                 (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                      SINCE
                                                                                  INCEPTION
                                                1 YEAR           5 YEARS          (2/28/96)

 Constellation Clover Small Cap
   Value Fund -
   Class I Shares
   Before taxes on distributions                20.14%            14.32%             15.80%
   After taxes on distributions                 20.14%            13.85%             14.80%
   After taxes on distributions
    and sale of shares                          13.09%            12.32%             13.58%
 Russell 2000 Value Index(1)                    22.25%            17.23%             14.04%(2)


(1)The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)The calculation date for the index is February 29, 1996.


                                                                Prospectus    7

CONSTELLATION CLOVER SMALL CAP VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS I SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)
ANNUAL FUND OPERATING
EXPENSES
(expenses deducted from Fund
assets)
                                     CLASS I SHARES
Investment Advisory Fees                 0.85%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           0.37%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.22%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3)CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:


                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
CONSTELLATION CLOVER SMALL CAP VALUE
  FUND -
 Class I Shares                           $124       $387      $670      $1,477


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


8    Prospectus

CONSTELLATION CLOVER LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term total return

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. large capitalization companies

 ---------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Large Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies with large market capitalizations that the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), believes possess attractive long-term return potential because of their lower than average valuations and improving business outlooks. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, large cap companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 1000 Value Index. As of December 31, 2004, the Russell 1000 Value Index included companies with capitalizations between $500 million and $385 billion. The size of the companies included in the Russell 1000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on Clover Capital's quantitative, fundamental and technical analysis. In looking at company valuations, Clover Capital considers factors such as price-cash flow, price-earnings and price-book value. In selecting specific securities for the Fund, Clover Capital may also consider other factors, such as competitive positioning, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term total return, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market, or the equity markets as a whole. Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process. The out-of-favor and undervalued companies in which the Fund invests may be more vulnerable to negative investor sentiment or adverse business or economic events than more growth-oriented companies.

This Fund should only be purchased by investors seeking long-term total return who can withstand the volatility of equity investing.


                                                                Prospectus    9

CONSTELLATION CLOVER LARGE CAP VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

---------------------------
 1998              13.68%
 1999              13.75%
 2000              12.09%
 2001             -15.00%
 2002             -17.78%
 2003              29.72%
 2004               8.92%
---------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 1997 until May 1, 2001, the Fund operated as the Clover Max Cap Value Fund and was advised by Clover Capital. On May 1,
2001, the shareholders of the Clover Max Cap Value Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004 the Fund operated as the Turner Large Cap
Value Fund. On May 7, 2004, the Turner Large Cap Value Fund was reorganized into the Constellation Clover Large Cap Value Fund.

                               BEST QUARTER                             WORST QUARTER
                                  23.03%                                   (18.94)%
                                (12/31/98)                                 (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                          SINCE INCEPTION
                                                                         1 YEAR         5 YEARS                 (10/31/97)

 Constellation Clover Large Cap Value Fund -
   Class I Shares

   Before taxes on distributions                                          8.92%           2.05%                     5.30%
   After taxes on distributions                                           8.75%           1.56%                     4.28%
   After taxes on distributions and sale of shares                        6.01%           1.54%                     4.00%
 Russell 1000 Value Index(1)                                             16.49%           5.27%                     7.90%(2)


(1)The Russell 1000 Value Index measures the performance of companies within the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)The calculation date for the index is October 31, 1997.


10    Prospectus

CONSTELLATION CLOVER LARGE CAP VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS I SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS I SHARES
Investment Advisory Fees                 0.74%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           0.78%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.52%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3)CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" from exceeding 0.50% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER LARGE CAP VALUE FUND -
  CLASS I SHARES                                                      $155              $480             $829            $1,813


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    11

CONSTELLATION CLOVER CORE FIXED INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Seeks high current income consistent with reasonable risk to capital

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income obligations of U.S. issuers

--------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Core Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities consisting of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or Government National Mortgage Association
(GNMA). Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Investment grade fixed income securities included securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), to be of comparable quality. Corporate debt obligations include corporate bonds, debentures, and notes.

In selecting investments for the Fund, the sub-adviser, Clover Capital, chooses fixed income securities of issuers that it believes will offer attractive income potential with a reasonable level of risk. Clover Capital invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative market values of the sectors in which the Fund invests. In assessing the relative market values of these sectors, Clover Capital generally considers whether the securities included within a sector are selling at a discount to their perceived market value.

Clover Capital does not attempt to forecast interest rate changes, and the securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund's average duration will typically be between four and six years. Clover Capital generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative market values of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated (e.g., rated BB or lower by S&P, or Ba or lower by Moody's) securities is even greater than that of higher-rated (e.g., rated BBB or higher by S&P, or Baa or higher by Moody's) securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising



12    Prospectus

CONSTELLATION CLOVER CORE FIXED INCOME FUND

interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year for the past ten years.(1)

-----------------------------
 1995             17.96%
 1996              4.40%
 1997              9.57%
 1998              7.88%
 1999             -1.94%
 2000             12.31%
 2001              7.34%
 2002             10.27%
 2003              1.70%
 2004              3.77%
-----------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital. On May 1,
2001, the shareholders of the Clover Fixed Income Fund voted to approve TIP as the Fund's investment adviser and Clover Capital as the sub-adviser, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund.

                               BEST QUARTER                             WORST QUARTER
                                  5.85%                                    (2.53)%
                                (6/30/95)                                 (6/30/04)



                                                               Prospectus    13

CONSTELLATION CLOVER CORE FIXED INCOME FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Lehman Brothers Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                 1 YEAR    5 YEARS   10 YEARS

 Constellation Clover Core Fixed Income
   Fund - Class I Shares

   Before taxes on distributions                                                                  3.77%      7.01%      7.19%
   After taxes on distributions                                                                   2.06%      4.99%      4.87%
   After taxes on distributions and sale of shares                                                2.72%      4.80%      4.75%
 Lehman Brothers Aggregate Bond Index(1)                                                          4.34%      7.71%      7.72%


(1)The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                              CLASS I SHARES
Redemption Fee (as a
percentage of amount
redeemed, if
applicable)                                       2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                              CLASS I SHARES
Investment Advisory
Fees                                              0.45%(2)
Distribution (12b-1)
Fees                                               None
Other Expenses                                    0.40%(3)
                                ---------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                                0.85%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Brothers Aggregate Bond Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3)CIMCO has voluntarily committed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.35% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.




14    Prospectus

CONSTELLATION CLOVER CORE FIXED INCOME FUND

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CLOVER CORE FIXED INCOME FUND -
  CLASS I SHARES                                                       $87              $271             $471            $1,049


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    15

CONSTELLATION CLOVER INCOME PLUS FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Maximum income from dividends and interest, with a secondary emphasis on capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Equity and fixed income securities

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Clover Income Plus Fund invests in common stock, preferred stock, trust certificates, master limited partnership interests and fixed income securities of U.S. issuers. The sub-adviser, Clover Capital Management, Inc. ("Clover Capital"), seeks to generate income and, to a lesser extent, capital appreciation, by allocating Fund assets to income and non-income producing equity securities, including common stocks, real estate investment trusts, preferred stocks and convertible securities. To generate income and enhance exposure to the equity markets, the Fund will purchase investment grade and high yield fixed income securities or unrated securities of equivalent quality along with options on securities indices. High yield fixed income securities are commonly referred to as "junk" bonds. The Fund does not invest in bonds rated below B by Standard & Poor's Corporation and/or Moody's Investor Services, Inc., or bonds that are in default. The Fund may invest in companies of any size, and fixed income securities of any maturity, in order to achieve its investment objective.

To protect against principal loss and to hedge against adverse changes in the market value of its securities, the Fund invests in options, futures and options on futures, and may sell securities short.

In selecting securities, Clover Capital considers factors such as dividend yield, potential appreciation and valuation, and, for fixed income securities, credit quality. Clover Capital also may consider other factors, such as competitive position, earnings outlook and price momentum. Clover Capital generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

Securities that can convert into common stock, such as convertible preferred stocks, convertible debentures or warrants, are often riskier investments than the stock into which they convert. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer. In addition, while these securities may pay a fixed rate of interest or a dividend prior to conversion, the rate of interest or dividend yield is generally lower than the interest or dividends available from securities of comparable quality that do not offer a conversion feature.

Because preferred securities generally come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price.



16    Prospectus

CONSTELLATION CLOVER INCOME PLUS FUND

Real estate investment trusts are companies that hold real estate or mortgage investments. Usually, real estate investment trusts are not diversified, and, therefore, are subject to the risks of a single project or a small number of projects. They also may be heavily dependent on cash flows from the property they own, may bear the risk of defaults on mortgages, and may be affected by changes in the value of the underlying property. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each real estate investment trust in which it invests.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds are speculative securities and involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could cause the market price of the security to decrease substantially.

The Fund may sell securities short and may invest in options, futures and options on futures for hedging purposes. These transactions present special risks. In a short sale, if the underlying security goes up in price between the time the Fund sells the security and buys it back, the Fund will realize a loss on the transaction (or, in the case of a short sale "against the box," will not profit from the increase in price on the security it owns). The risks related to the use of options, futures and options on futures include: (i) the correlation between movements in the market price of the Fund's investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. The risk of loss in trading futures contracts can be substantial. In addition to these specific risks, the Fund will still be exposed to equity market volatility since hedging strategies do not eliminate market exposure.

Clover Capital's investment approach may be contrary to general investment opinion at times or otherwise fail to produce desired results, causing the Fund to underperform funds that also seek income and capital appreciation but use different approaches to selection securities.

This Fund should only be purchased by investors seeking maximum income from dividends and interest, with a secondary emphasis on capital appreciation, who can withstand share price volatility.

PERFORMANCE INFORMATION

As a new fund, the Fund has no performance record. The Fund intends to compare its performance record to the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. The S&P 500 Index is a widely-recognized, market value-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of U.S. companies chosen for market size, liquidity and industry group representation. The Lehman Brothers Aggregate Bond Index is a widely-recognized market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment-grade (BBB) or higher, with maturities of at least one year.


                                                               Prospectus    17

CONSTELLATION CLOVER INCOME PLUS FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS II SHARES
Investment Advisory Fees                 0.80%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           0.50%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.30%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.

(2)Beginning January 31, 2006, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.

(3)Other Expenses are estimated for the current year, and include a shareholder servicing fee of 0.25%. See "Distribution of Fund Shares" for additional information. CIMCO has contractually committed to waive fees and to reimburse expenses in order to keep "Other Expenses" from exceeding 0.50% through October 1, 2005. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                         1 YEAR          3 YEARS
CONSTELLATION CLOVER INCOME PLUS FUND -
  CLASS II SHARES                                          $132             $412



18    Prospectus

   CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Maximum total return consistent with the preservation of capital

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell Ultra Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.


                                                               Prospectus    19

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

---------------------------
 1995             7.61%
 1996             6.41%
 1997             6.30%
 1998             5.84%
 1999             5.41%
 2000             6.99%
 2001             5.81%
 2002             2.67%
 2003             1.35%
 2004             1.74%
---------------------------

(1)The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One
Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now
Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund.

                               BEST QUARTER                             WORST QUARTER
                                  2.04%                                    (0.23)%
                                (12/31/95)                                 (6/30/03)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Merrill Lynch Three-Month U.S. Treasury Bill Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                      1 YEAR          5 YEARS        10 YEARS

 Constellation Chartwell Ultra Short Duration
   Fixed Income Fund - Class I Shares

   Before taxes on distributions                                                       1.74%            3.69%           4.99%
   After taxes on distributions                                                        0.96%            2.32%           3.07%
   After taxes on distributions and sale of shares                                     1.13%            2.30%           3.05%
 Merrill Lynch Three-Month
   U.S. Treasury Bill Index(1)                                                         1.33%            2.95%           4.14%


(1)The Merrill Lynch Three-Month U.S. Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.



20    Prospectus

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES*
(fees paid directly from your investment)

                                     CLASS I SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                  None(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS I SHARES
Investment Advisory Fees                  0.25%(2)
Distribution (12b-1) Fees                 None
Other Expenses                            0.33%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  0.58%

*Expenses in the fee table have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

(1) A $10 fee is imposed for wire transfers of redemption proceeds.
(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Merrill Lynch Three-Month U.S. Treasury Bill Index (the "Benchmark Index").
See "Investments and Portfolio Management" for additional information.
(3) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.43% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED
  INCOME FUND - CLASS I SHARES(1)                                     $59              $186             $324              $726

(1)The Example numbers have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    21

   CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Maximum total return consistent with the preservation of capital

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income securities issued or guaranteed by the U.S. government and its agencies and instrumentalities

 -----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that are attractively priced relative to the market or to similar instruments. In addition, Chartwell considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Chartwell manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury bills.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition securities issued by agencies such as FNMA and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.



22    Prospectus

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

---------------------------
 1995            11.18%
 1996             5.26%
 1997             6.92%
 1998             6.93%
 1999             2.75%
 2000             8.25%
 2001             6.74%
 2002             5.18%
 2003             1.69%
 2004             2.13%
---------------------------

(1)The performance information shown above is based on a calendar year. From the commencement of operations of the Fund on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now
Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund.

                               BEST QUARTER                             WORST QUARTER
                                  3.24%                                    (0.75%)
                                (3/31/95)                                 (6/30/04)


                                                               Prospectus    23

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                           1 YEAR              5 YEARS             10 YEARS

 Constellation Chartwell Short Duration
   Fixed Income Fund - Class I Shares
   Before taxes on distributions                                            2.13%                4.77%                5.67%
   After taxes on distributions                                             1.06%                3.14%                3.59%
   After taxes on distributions and sale of shares                          1.38%                3.07%                3.55%

 Lehman Brothers 1-3 Year
   U.S. Government Bond Index(1)                                            1.06%                5.11%                5.79%


(1)The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely-recognized index of U.S. government obligations with maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES*
(fees paid directly from your investment)

                                                              CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                        None(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                              CLASS I SHARES
Investment Advisory Fees                                          0.25%(2)
Distribution (12b-1) Fees                                          None
Other Expenses                                                    0.35%(3)
                                                           ---------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                               0.60%

*Expenses in the fee table have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

(1) A $10 fee is imposed for wire transfers of redemption proceeds.
(2) Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index (the "Benchmark Index").
See "Investments and Portfolio Management" for additional information.
(3) CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.43% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.



24    Prospectus

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL SHORT DURATION FIXED
 INCOME FUND - CLASS I SHARES(1)                                     $61              $192             $335              $750


(1)The Example numbers have been restated to reflect the consolidation of Class II shares into Class I shares as well as a change in the contractual fee waiver for the Class I shares, each effective as of January 31, 2005.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    25

   CONSTELLATION CHARTWELL HIGH YIELD FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      High current income and capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income securities rated below investment grade

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Chartwell High Yield Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities rated below investment grade, (often referred to as "junk bonds"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In selecting investments for the Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that offer high current yields as well as capital appreciation potential, including zero coupon bonds and payment-in-kind securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund typically invests in securities rated B or BB by S&P or Ba or B by Moody's or, if unrated by S&P or Moody's, determined by Chartwell to be of comparable quality. Chartwell does not intend to invest more than 20% of the Fund's assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the Fund to earn less income, but should result in the Fund owning fewer defaulted bonds (i.e., those paying no income).

Chartwell intends to invest no more than 5% of the Fund's assets in any single issuer. The Fund will limit its investment in any one industry to the lesser of 10% of the Fund's assets or two times that industry's weighting in the Merrill Lynch High Yield Index. Chartwell continuously reviews the credit quality of the bonds in the Fund's portfolio, and generally will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond's price declines more than 15% as compared to its industry sector.

PRINCIPAL RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security. Bonds that are unrated and rated CCC or lower are considered particularly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may own zero coupon bonds or payment-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and payment-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

The Fund is subject to the risk that its particular market segment (high yield, high risk fixed income securities) may underperform compared to other market segments or to the fixed income markets as a whole.

This Fund should only be purchased by investors seeking high current income and capital appreciation who can withstand the share price volatility and risks of high yield bond investing.



26    Prospectus

CONSTELLATION CHARTWELL HIGH YIELD FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

---------------------------
 1999               14.55%
 2000              -17.60%
 2001              -13.33%
 2002               -2.46%
 2003               19.75%
 2004                8.61%
---------------------------

(1)The performance information shown above is based on a calendar year. The Fund commenced operations on February 27, 1998 as the Penn Capital Strategic High Yield Bond Fund and was advised by Penn Capital Management Company. On April
30, 2002, the Board of Trustees voted to approve Turner Investment Partners as interim investment adviser to the Fund; subsequently, on July 31, 2002, shareholders of the Fund voted to approve TIP as the investment adviser to the Fund and the Fund converted to the Turner High Yield Fund. On May 7, 2004, the Turner High Yield Fund was reorganized into the Constellation Chartwell High Yield Fund.

                               BEST QUARTER                             WORST QUARTER
                                  7.21%                                    (12.18)%
                                (6/30/03)                                 (12/31/00)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                          SINCE INCEPTION
                                                                         1 YEAR         5 YEARS                 (2/27/98)

 Constellation Chartwell High Yield Fund -
   Class I Shares
   Before taxes on distributions                                          8.61%         (1.95)%                   (0.31)%
   After taxes on distributions                                           6.02%         (5.42)%                   (3.76)%
   After taxes on distributions and sale of shares                        5.51%         (3.76)%                   (2.35)%
 Merrill Lynch High Yield, Cash Pay Index(1)                             10.76%          7.32%                     5.87%(2)


(1)The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing different sectors of the high yield market including a cash paying module, a zero coupon module, a pay in-kind module, and a defaulted bond module. The index is a fully invested index, which includes reinvestment of income.
(2)The calculation date for the index is February 28, 1998.


                                                               Prospectus    27

CONSTELLATION CHARTWELL HIGH YIELD FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES*
(fees paid directly from your investment)

                                     CLASS I SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS I SHARES
Investment Advisory Fees                 0.55%(2)
Distribution (12b-1) Fees                 None
Other Expenses                           0.59%(3)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.14%
Less Fee Waivers and Expense
Reimbursements                           (0.54)%
                                  ---------------------
NET TOTAL OPERATING EXPENSES              0.60%

*Expenses in the fee table have been restated to reflect a change in the contractual fee waiver, effective January 31, 2005.

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Merrill Lynch High Yield, Cash Pay Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" for the Class I Shares from exceeding 0.05% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION CHARTWELL HIGH YIELD FUND -
  CLASS I SHARES(1)                                                   $61              $309             $575            $1,338


(1)The Example numbers have been restated to reflect a change in the contractual fee waiver, effective January 31, 2005.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



28    Prospectus

   CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of large capitalization companies

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation HLAM Large Cap Quality Stock Fund (formerly, Constellation HLAM Large Cap Quality Growth Fund) invests, under normal market conditions, at least 80% of its assets in common stocks of companies having a large market capitalization that the sub-adviser, Hilliard Lyons Asset Management ("HLAM"), believes to have long-term capital appreciation possibilities. This strategy is a fundamental policy that can only be changed with the approval of shareholders. For the purposes of this Fund, large cap companies are defined as companies with minimum market capitalizations at the time of purchase of $5 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds own.

HLAM invests in common stocks of "quality" companies - companies which it believes have attractive growth prospects looking forward. It focuses on companies it believes to have long term competitive advantages over their competition and identifiable growth drivers for the future. Financial strength is also a focus for HLAM; HLAM invests only in companies which it considers to have strong balance sheets, significant free cash flow, and historically high returns on invested capital. Typically HLAM selects stocks of companies it considers to be industry leaders commanding a significant and expanding market share in their respective businesses. HLAM also focuses on the valuations of their universe of common stocks and only invests in what it believes to be companies whose valuations are justifiable by the companies' quality and perceived future growth rate.

HLAM generally considers selling a security when it reaches a target price, when it fails to perform as expected, when its growth rate slows, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalization in excess of $5 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may be invested in medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.



                                                               Prospectus    29

CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception(1)

---------------------------
 1995              31.12%
 1996              20.02%
 1997              40.41%
 1998              13.58%
 1999               3.23%
 2000               0.53%
 2001              -8.85%
 2002             -22.24%
 2003              19.49%
 2004               4.73%
---------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on January 6, 1992 until November 5, 2004, the Fund operated as Hilliard Lyons Growth Fund, Inc. and was advised by Hilliard Lyons Asset Management. On November 5, 2004, Hilliard Lyons Growth Fund, Inc. was reorganized with and into the Constellation HLAM Large Cap Quality Growth
Fund. Effective July 21, 2005, the Fund's name was changed to Constellation
HLAM Large Cap Quality Stock Fund.

                               BEST QUARTER                             WORST QUARTER
                                  19.29%                                   (14.10)%
                                (12/31/98)                                 (6/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                               1 YEAR(1)          5 YEARS(1)          10 YEARS(1)

 Constellation HLAM Large Cap
   Quality
   Stock Fund - Class II Shares
   Before taxes on distributions                 4.73%           (2.27)%              8.73%
   After taxes on distributions                  2.11%           (3.18)%              7.67%
   After taxes on distributions and
   sale of shares                                6.57%           (1.94)%              7.47%
 Russell 1000 Growth Index(2)                    6.30%           (9.29)%              9.59%


(1)Returns include performance of Hilliard Lyons Growth Fund, Inc.'s Class A Shares, which are not offered by the Constellation HLAM Large Cap Quality Stock Fund.

(2)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.




30    Prospectus

CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                  2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS II SHARES
Investment Advisory Fees                 0.75%(2)
Distribution (12b-1) Fees                 None
Other Expenses                          2.04%(3),(4)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  2.79%
Less Fee Waivers and Expense
Reimbursements                           (1.54)%
                                  ---------------------
NET TOTAL OPERATING EXPENSES              1.25%


(1)Applies only to redemptions within 90 days of purchases. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning December 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information. "Other Expenses" are based upon the predecessor Fund's expenses incurred during its fiscal year ended December 31, 2003.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.50% through October 1, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND - CLASS
  II SHARES                                                           $127              $452           $1,092            $2,884


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    31

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Diversified Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. The Fund does not consider earning dividend income part of its investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of a company's securities may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is subject to the risk that its primary market segment, investments in stocks issued by companies that have market capitalization in excess of $1.5 billion, may underperform other market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


32    Prospectus

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

---------------------------
 2001              -4.91%
 2002             -13.28%
 2003              29.04%
 2004              14.13%
---------------------------

(1)The performance information shown is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Value Fund was reorganized into the Constellation Pitcairn Diversified Value Fund.

         BEST QUARTER                             WORST QUARTER
            17.45%                                   (17.57)%
          (6/30/03)                                 (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                  SINCE INCEPTION
                                            1 YEAR                       (8/4/00)

Constellation Pitcairn Diversified
Value Fund - Class II Shares
   Before taxes on distributions              14.13%                        5.78%
   After taxes on distributions               13.94%                        5.46%
   After taxes on  distributions
     and sale of shares                        9.42%                        4.80%

 Russell 1000 Value Index(1)                  16.49%                        5.54%(2)


(1)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)The calculation date for the index is August 31, 2000.


                                                               Prospectus    33

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                              CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                       2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                              CLASS II SHARES
Investment Advisory Fees                                           0.70%(2)
Distribution (12b-1) Fees                                          None
Other Expenses                                                     0.44%(3),(4)
                                                           ---------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                               1.14%
 Less Fee Waivers and Expense Reimbursements                      (0.04)%
                                                           ---------------------
NET TOTAL OPERATING EXPENSES                                       1.10%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1 ,2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and
Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses, in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND -
 CLASS II SHARES                                                      $112              $352             $618            $1,377

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



34    Prospectus

CONSTELLATION PITCAIRN SELECT VALUE FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Select Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes to be priced below their true worth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 25 and 40 stocks, which is a smaller number of stocks than diversified funds own.

Pitcairn focuses on specific security selection within a disciplined risk managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called value stocks are typically below their true worth, in Pitcairn's judgment, compared to other stocks as measured by criteria such as earnings, book value and dividend paying ability. The Fund does not consider dividend income part of its investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of a company's securities issued by such companies may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in stocks of companies that have market capitalizations in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of investing in value stocks is that the Fund's performance may be lower than that of funds that invest in other types of equity securities (such as growth stocks).

To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

The Fund is non-diversified, which means it may invest a greater percentage of its assets in the securities of a limited number of issuers, than other diversified funds. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.



                                                               Prospectus    35

CONSTELLATION PITCAIRN SELECT VALUE FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)


---------------------------
 2001              -2.19%
 2002             -22.18%
 2003              30.23%
 2004              11.95%
---------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Value Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Select Value Fund was reorganized into the Constellation Pitcairn Select Value Fund.

                  BEST QUARTER                             WORST QUARTER
                    17.46%                                   (21.21)%
                  (6/30/03)                                 (9/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                      SINCE INCEPTION
                                                                                      1 YEAR                (8/11/00)

 Constellation Pitcairn Select Value Fund - Class II Shares
   Before taxes on distributions                                                      11.95%                    4.95%
   After taxes on distributions                                                       11.36%                    4.59%
   After taxes on distributions and sale of shares                                     8.50%                    4.10%
 Russell 1000 Value Index(1)                                                          16.49%                    5.54%(2)


(1)The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(2)The calculation date for the index is August 31, 2000.



36    Prospectus

CONSTELLATION PITCAIRN SELECT VALUE FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)
ANNUAL FUND OPERATING
EXPENSES
(expenses deducted from Fund
assets)
                                     CLASS II SHARES
Investment Advisory Fees                 0.70%(2)
Distribution (12b-1) Fees                 None
Other Expenses                          0.49%(3),(4)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.19%
 Less Fee Waivers and Expense
 Reimbursements                          (0.04)%
                                  ---------------------
NET TOTAL OPERATING EXPENSES              1.15%


(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Value Index (the "Benchmark Index"). See "Investments and
Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.45% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN SELECT VALUE FUND -
  CLASS II SHARES                                                     $117              $368             $644            $1,435


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


                                                               Prospectus    37

   CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks

---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Diversified Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks issued by companies that the sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes have above average earnings or revenue growth potential. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have a stock market capitalization in excess of $1.5 billion. The Fund may, however, invest in companies of any size in order to achieve its investment objective.

Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure, and conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. The prices of so-called growth stocks, in Pitcairn's judgment, should increase over time if earnings and/or revenue growth targets are met or exceeded. Pitcairn generally considers selling a security when it reaches a target price, when earnings or revenue growth targets are not met, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The Fund is subject to the risk that its primary market segment, investments in stocks of growth companies that have market capitalization in excess of $1.5 billion, may underperform other equity market segments or the equity markets as a whole. A further risk of growth stock investing is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.



38    Prospectus

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

------------------------------
 2001             -17.70%
 2002             -31.30%
 2003              26.93%
 2004               8.22%
------------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 4, 2000 until August 1, 2004, the Fund operated as the Pitcairn Diversified Growth Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Diversified Growth Fund was reorganized with and into the Constellation Pitcairn Diversified Growth Fund.

                               BEST QUARTER                             WORST QUARTER
                                  15.58%                                   (19.30)%
                                (12/31/01)                                 (6/30/02)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                       SINCE
                                                   INCEPTION
                                   1 YEAR            (8/4/00)

 Constellation
   Pitcairn Diversified
   Growth Fund - Class
   II Shares
   Before taxes on
   distributions                    8.22%           (11.36)%
   After taxes on
   distributions                    8.15%           (11.37)%
   After taxes on
   distributions and
   sale of shares                   5.44%            (9.32)%
 Russell 1000 Growth
   Index(1)                         6.30%           (12.39)%(2)


(1)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)The calculation date for the index is August 31, 2000.



                                                               Prospectus    39

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                  2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS II SHARES
Investment Advisory Fees                  0.70%(2)
Distribution (12b-1) Fees                 None
Other Expenses                            0.45%(3),(4)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.15%
Less Fee Waivers and Expense
Reimbursements                           (0.05)%
                                  ---------------------
NET TOTAL OPERATING EXPENSES              1.10%


(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND - CLASS
  II SHARES                                                           $112              $353             $621            $1,387


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



40    Prospectus

   CONSTELLATION PITCAIRN SMALL CAP FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. small capitalization companies

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Small Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. small capitalization companies. For purposes of the Fund, small capitalization companies are those that have market capitalizations between $100 million and $1.5 billion. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund is diversified as to issuers and industries, and typically owns both "growth" and "value" stocks.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), adheres to an investment philosophy which focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies prior to making an investment decision. Pitcairn seeks growth stocks with above average potential for growth in revenue and earnings. Pitcairn seeks value stocks with attractive valuations within their industries and market sectors, as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's investment objective. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. There is a higher risk that the Fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small capitalization stocks tend to be more volatile than those of other stocks.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of small cap equity investing.



                                                               Prospectus    41

CONSTELLATION PITCAIRN SMALL CAP FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

----------------------------
 2001               7.62%
 2002             -17.48%
 2003              49.85%
 2004              15.21%
----------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 25, 2000 until August 1, 2004, the Fund operated as the Pitcairn Small Cap Fund and was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Small Cap Fund was reorganized into the Constellation Pitcairn Small Cap Fund.

                               BEST QUARTER                             WORST QUARTER
                                  21.79%                                   (17.06)%
                                (6/30/03)                                 (9/30/02)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                        SINCE INCEPTION
                                                    1 YEAR                     (8/25/00)
Constellation Pitcairn Small Cap Fund -
 Class II Shares
   Before taxes on distributions                    15.21%                       13.27%
   After taxes on distributions                     15.08%                       13.07%
   After taxes on distributions and
    sale of shares                                  10.05%                       11.47%

 Russell 2000 Index(1)                              18.33%                        5.92%(2)


(1)The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
(2)The calculation date for the index is August 31, 2000.




42    Prospectus

   CONSTELLATION PITCAIRN SMALL CAP FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                            CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                   2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                            CLASS II SHARES
Investment Advisory Fees                                         0.70%(2)
Distribution (12b-1) Fees                                         None
Other Expenses                                                   0.45%(3),(4)
                                                        ------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.15%
Less Fee Waivers and Expense Reimbursements                     (0.05)%
                                                        ------------------------
NET TOTAL OPERATING EXPENSES                                     1.10%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION SMALL CAP FUND -
  CLASS II SHARES                                                     $112              $353             $621            $1,387


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

                                                               Prospectus    43

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Family Heritage(R) Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies where at least 10% of the outstanding shares are owned or held by a founding family or foundation. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund may invest in companies of any size in order to achieve its investment objective. The Fund will typically own between 50-65 stocks, which is a smaller number of stocks than diversified funds own.

The sub-adviser, Pitcairn Investment Management ("Pitcairn"), believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. Pitcairn focuses on specific security selection within a disciplined, risk-managed portfolio structure. Pitcairn conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies. The Fund produces less current income than the U.S. stock market average, in part because its portfolio companies tend to reinvest earnings in the business. Pitcairn generally considers selling a security when it reaches a target price, when it fails to perform as expected, when it no longer meets Pitcairn's family ownership criteria, or when other opportunities appear more attractive.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that family-controlled equity securities may underperform other equity market segments or the equity markets as a whole.

Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation. To the extent that the Fund invests in small and medium capitalization companies, the Fund may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.




44    Prospectus

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

-----------------------------
 1995             14.83%
 1996             19.78%
 1997             38.25%
 1998             23.67%
 1999             32.34%
 2000             -9.04%
 2001            -10.32%
 2002            -17.25%
 2003             28.44%
 2004             11.38%
-----------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on October 31, 1989 until August 4, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance prior to August 4, 2000 includes performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Family Heritage(R) Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Family Heritage(R) Fund was reorganized with and into the Constellation Pitcairn Family Heritage(R) Fund.

                               BEST QUARTER                             WORST QUARTER
                                  26.95%                                   (15.25)%
                                (12/31/99)                                 (9/30/01)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Wilshire 5000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                 1 YEAR         5 YEARS(1)         10 YEARS(1)

 Constellation Pitcairn Family
   Heritage(R) Fund -
   Class II Shares
   Before taxes on distributions                 11.38%          (0.70)%            11.63%
   After taxes on distributions                  11.30%              N/A               N/A
   After taxes on distributions and
   sale of shares                                 7.51%              N/A               N/A
 Wilshire 5000 Index(2)                          12.62%          (1.42)%            11.92%


(1)Five- and Ten-Year returns before taxes include performance of the Pitcairn Family Heritage(R) Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.
(2)The Wilshire 5000 Index is a widely-recognized unmanaged index of large, mid and small capitalization stocks. It represents the broadest index for the U.S. equity market, measuring the performance of all U.S. headquartered equity securities with readily available price data.


                                                               Prospectus    45

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                  2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                     CLASS II SHARES
Investment Advisory Fees                  0.90%(2)
Distribution (12b-1) Fees                 None
Other Expenses                            0.47%(3),(4)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.37%
Less Fee Waivers and Expense
Reimbursements                           (0.07)%
                                  ---------------------
NET TOTAL OPERATING EXPENSES              1.30%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Wilshire 5000 Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                         1 YEAR          3 YEARS           5 YEARS         10 YEARS
CONSTELLATION FAMILY HERITAGE(R) FUND -
  CLASS II SHARES                                                          $132             $416              $733           $1,632

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


46    Prospectus

   CONSTELLATION PITCAIRN TAXABLE BOND FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Income and capital appreciation consistent with prudent investment risk and liquidity

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Fixed income securities

---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Taxable Bond Fund invests in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and U.S. and foreign corporations. Under normal market conditions, the Fund invests at least 80% of the value of its assets in fixed income securities of all types. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders.

The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn") also considers the "effective duration" of the Fund's entire portfolio when selecting securities. The Fund will typically invest its assets in the securities of a smaller number of issuers than other, more diversified funds.

Pitcairn selects securities for the Fund in order to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities the Fund owns may also have the potential for moderate price appreciation. U.S. Government Securities in which the Fund may invest include U.S. Treasury bills, notes and bonds, and mortgage-backed securities issued by agencies such as the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association
(GNMA). Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or which Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.

PRINCIPAL RISKS

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. The U.S. Treasury guarantees securities issued by some U.S. government agencies, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as FNMA and GNMA are supported only by the credit of the agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase, and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


                                                               Prospectus    47

CONSTELLATION PITCAIRN TAXABLE BOND FUND

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio.

This Fund should only be purchased by investors seeking income and capital appreciation consistent with prudent investment risk and liquidity who can withstand share price volatility.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

----------------------------
 1995             19.04%
 1996              2.06%
 1997              9.49%
 1998              8.90%
 1999             -2.98%
 2000             12.53%
 2001              8.02%
 2002              7.51%
 2003              5.45%
 2004              3.56%
----------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on December 31, 1988 until August 4, 2000, the Fund was operated as a collective trust fund by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Taxable Bond Fund, advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Taxable Bond Fund was reorganized into the Constellation Pitcairn Taxable Bond Fund.

                               BEST QUARTER                             WORST QUARTER
                                  6.12%                                    (3.04)%
                                (6/30/95)                                 (6/30/04)



48    Prospectus

CONSTELLATION PITCAIRN TAXABLE BOND FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Lehman U.S. Government Credit Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                      1 YEAR(1)       5 YEARS(1)       10 YEARS(1)

 Constellation Pitcairn Taxable Bond Fund -
   Class II Shares
   Before taxes on distributions                                                       3.56%            7.37%           7.21%
   After taxes on distributions                                                        2.03%              N/A             N/A
   After taxes on distributions and sale of shares                                     2.29%              N/A             N/A
 Lehman U.S. Government Credit Index(2)                                                4.21%            8.00%           7.80%


(1)Five- and Ten-Year returns before taxes include performance of the Taxable Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.
(2)The Lehman U.S. Government Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)
ANNUAL FUND OPERATING
EXPENSES
(expenses deducted from Fund
assets)
                                     CLASS II SHARES
Investment Advisory Fees                 0.40%(2)
Distribution (12b-1) Fees                 None
Other Expenses                          0.54%(3),(4)
                                  ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  0.94%
Less Fee Waivers and Expense
Reimbursements                           (0.04)%
                                  ---------------------
NET TOTAL OPERATING EXPENSES              0.90%


(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman U.S. Government Credit Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.



                                                               Prospectus    49

CONSTELLATION PITCAIRN TAXABLE BOND FUND

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN TAXABLE BOND FUND -
  CLASS II SHARES                                                      $92              $289             $510            $1,146


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.




50    Prospectus

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Current income exempt from federal income taxes and capital appreciation, cons prudent investment risk and liquidity

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Securities issued by states and municipalities

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Pitcairn Tax-Exempt Bond Fund invests in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. This is a fundamental investment policy that can only be changed with the approval of shareholders. The Fund will not invest more than 20% of its total assets in securities that pay interest subject to the alternative minimum tax. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.

The Fund's sub-adviser, Pitcairn Investment Management ("Pitcairn"), selects securities for the Fund in order to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. The Fund invests only in municipal securities that are investment grade. Investment grade municipal securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or that Pitcairn determines to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal securities rated in the lowest category of investment grade ratings, measured at the time of initial investment by the Fund in that security, and will not invest more than 25% of its total assets in securities of issuers located in any single state, territory or possession.

PRINCIPAL RISKS

The Fund is designed for long-term taxable investors and is expected to provide current tax-exempt income. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of particular issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and increase in value as interest rates decline. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money. There may be economic or political changes that impact the ability of tax-exempt issuers to make principal interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.

While the Fund invests its assets so at least 80% of the income it distributes will be exempt from federal income tax, the Fund may distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

This Fund should only be purchased by investors seeking current income from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity, who can withstand share price volatility.



                                                               Prospectus    51

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

-------------------------
1995            10.98%
1996             4.40%
1997             8.20%
1998             5.69%
1999            -2.68%
2000            10.88%
2001             4.34%
2002             9.29%
2003             5.26%
2004             3.31%
-------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 31, 1988 until August 11, 2000, the Fund was operated as a common trust fund by Pitcairn Trust Company. Performance returns prior to August 11, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn Tax-Exempt Bond Fund, which was advised by Pitcairn Investment Management. On August 1, 2004, the Pitcairn Tax-Exempt Bond Fund was reorganized into the Constellation Pitcairn Tax-
Exempt Bond Fund.

                               BEST QUARTER                             WORST QUARTER
                                  4.86%                                    (2.34)%
                                (9/30/02)                                 (6/30/04)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Lehman Municipal Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                              1 YEAR              5 YEARS(1)             10 YEARS(1)

 Constellation Pitcairn Tax-
   Exempt Bond Fund -
   Class II Shares
   Before taxes on
   distributions                               3.31%                 6.58%                 5.89%
   After taxes on distributions                3.20%                   N/A                   N/A
   After taxes on distributions
   and sale of shares                          3.66%                   N/A                   N/A
 Lehman Municipal Bond Index(2)                4.47%                 7.21%                 7.06%


(1)Five- and Ten-Year returns before taxes include performance of the Tax-Exempt Bond Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions.
If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.
(2)The Lehman Municipal Bond Index is a widely recognized, unmanaged index of municipal bonds with maturities of at least one year.



52    Prospectus

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                              CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if
applicable)                                                       2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                              CLASS II SHARES
Investment Advisory Fees                                           0.30%(2)
Distribution (12b-1) Fees                                          None
Other Expenses                                                     0.45%(3),(4)
                                                           ---------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                               0.75%
 Less Fee Waivers and Expense Reimbursements                      (0.05)%
                                                           ---------------------
NET TOTAL OPERATING EXPENSES                                       0.70%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Lehman Municipal Bond Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.40% through July
31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND -
  CLASS II SHARES                                                      $72              $227             $405              $919

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    53

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. companies

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-adviser, Sands Capital Management, L.P. ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $50 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $4 billion. The Fund will typically own between 25 and 30 stocks, which is a smaller number of stocks than diversified funds own.

Sands Capital generally seeks stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

PRINCIPAL RISKS

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's investments may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalization in excess of $1 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends often have lesser stock price declines during market downturns.

Under certain market conditions, the Fund may be invested in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than those of larger companies.

The Fund is non-diversified, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing.



54    Prospectus

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception(1)

----------------------------
 2001             -15.20%
 2002             -28.13%
 2003              36.99%
 2004              19.00%
----------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund.

                               BEST QUARTER                             WORST QUARTER
                                  28.63%                                   (23.67)%
                                (12/31/01)                                (9/30/01)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell 1000 Growth Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class II Shares only and will vary for Class I Shares. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                          1 YEAR        SINCE INCEPTION

Constellation Sands Capital Select
Growth Fund - Class II Shares
   Before taxes on distributions         19.00%                 (6.11)%(2)
   After taxes on distributions          19.00%                 (6.11)%(2)
   After taxes on distributions and
     sale of shares                      12.35%                 (5.11)%(2)
      Constellation Sands
      Capital Select
      Growth Fund -
      Class I Shares                     19.15%                 (6.08)%(3)
 Russell 1000 Growth Index(1)             6.30%                (12.39)%(4)

(1)The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
(2)The inception date for Class II Shares is August 11, 2000.
(3)The inception date for Class I Shares is August 27, 2004. Periods prior to August 27, 2004 represent the performance of Class II Shares which were not adjusted for differences in fees between the classes.
(4)The calculation date for the index is August 31, 2000.


                                                               Prospectus    55

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                     CLASS I SHARES           CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                 2.00%(1)                   2.00%(1)
ANNUAL FUND OPERATING
EXPENSES
(expenses deducted from Fund
assets)
                                     CLASS I SHARES           CLASS II SHARES
Investment Advisory Fees                 0.85%(2)                   0.85%(2)

Distribution (12b-1) Fees                 None                     None
Other Expenses                           0.25%(3)                  0.50%(3),(4)
                                  ---------------------    ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.10%                    1.35%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" for the Class I and Class II Shares from exceeding 0.25% and 0.50%, respectively, through July 31, 2007. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.
(4)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -
 CLASS I SHARES                                                       $112              $350             $606            $1,340
 CLASS II SHARES                                                      $137              $428             $739            $1,624


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


56    Prospectus

CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital growth

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of small capitalization companies

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation TIP Small Cap Value Opportunities Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalization that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2004, the Russell 2000 Value Index included companies with capitalizations between $80 million and $3 billion. The size of the companies included in the Russell 2000 Value Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas. TIP selects securities based primarily on its fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP also employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Because it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell 2000 Value Index's capitalization range (sometimes referred to as "micro-capitalization companies") are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing.




                                                               Prospectus    57

CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

----------------------------
 2003             54.13%
 2004             23.73%
----------------------------

(1)The performance information shown above is based on a calendar year. From its inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund.

                               BEST QUARTER                             WORST QUARTER
                                  18.97%                                   (4.60)%
                                (6/30/03)                                 (3/31/03)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the Russell 2000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                    SINCE INCEPTION
                                                                                   1 YEAR                  (3/4/02)

 Constellation TIP Small Cap Value Opportunities Fund - Class II Shares
   Before taxes on distributions                                                   23.73%                    24.73%
   After taxes on distributions                                                    20.35%                    23.29%
   After taxes on distributions and sale of shares                                 15.91%                    20.79%
 Russell 2000 Value Index(1)                                                       22.25%                    14.26%(2)


(1)The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
(2)The calculation date for the index is March 31, 2002.




58    Prospectus

CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                      CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                  2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                      CLASS II SHARES
Investment Advisory Fees                  0.95%(2)
Distribution (12b-1) Fees                  None
Other Expenses                            0.87%(3),(4)
                                   ---------------------
TOTAL ANNUAL FUND OPERATING
EXPENSES                                  1.82%
Less Fee Waivers and Expense
Reimbursements                           (0.37)%
                                   ---------------------
NET TOTAL OPERATING EXPENSES              1.45%


(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 2000 Value Index (the "Benchmark Index"). See "Investments and
Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND -
  CLASS II SHARES                                                     $148              $537             $951            $2,107


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


                                                               Prospectus    59

   CONSTELLATION TIP MID CAP FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital growth

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of medium capitalization companies

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. companies that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell Midcap Index. As of February 28, 2005, the Russell Midcap Index included companies with capitalizations between $0.5 billion and $36 billion. The size of the companies in the Russell Midcap Index will change with market conditions.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile.

PRINCIPAL RISKS

Investing in the Fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of these companies' securities may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The medium and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap stocks may be more volatile than those of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.




60    Prospectus

CONSTELLATION TIP MID CAP FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

-------------------------
 2003             40.24%
 2004             21.78%
-------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of the Constellation
Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment adviser from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-adviser with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized with and into the Constellation TIP Mid Cap Fund.

                               BEST QUARTER                             WORST QUARTER
                                  16.85%                                    0.15%
                                (6/30/03)                                 (9/30/04)


This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the Russell Midcap Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                    SINCE INCEPTION
                                                                                   1 YEAR                 (1/02/03)

 Constellation TIP Mid Cap Fund - Class I Shares
   Before taxes on distributions                                                   21.78%                    30.78%
   After taxes on distributions                                                    19.10%                    27.32%
   After taxes on distributions and sale of shares                                 17.73%                    25.33%
 Constellation TIP Mid Cap Fund - Class II Shares(1)                                  N/A                       N/A
 Russell Midcap Index(2)                                                           18.32%                    25.95%(3)


(1)Class II shares have not yet commenced operations.
(2)The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index.
(3)The calculation date for the index is January 2, 2003.


                                                               Prospectus    61

CONSTELLATION TIP MID CAP FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)


                                                CLASS I SHARES   CLASS II SHARES
Redemption Fee (as a percentage of amount
redeemed, if applicable)                            None(1)           None(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                CLASS I SHARES   CLASS II SHARES
Investment Advisory Fees                            0.80%(2)          0.80%(2)
Distribution (12b-1) Fees                            None              None
Other Expenses                                      5.56%(3)          5.81%(3),(4)
                                                --------------   ---------------
TOTAL ANNUAL FUND OPERATING EXPENSES                6.36%             6.61%
 Less Fee Waivers and Expense
Reimbursements                                     (5.46)%           (5.46)%
                                                --------------   ---------------
NET TOTAL OPERATING EXPENSES                        0.90%             1.15%


(1)A $10 fee is imposed for wire transfers of redemption proceeds.
(2)From May 1, 2006 until March 31, 2006, the Fund will pay an advisory fee at an annualized rate, based on the average daily net assets of the Fund, of 0.80%. Beginning May 1, 2006, the Fund's advisory fee will consist of a "base" fee of 0.70% that will be subject to adjustment, up or down, based on the Fund's performance relative to the Russell Midcap Index (the "Benchmark
Index"). See "Investments and Portfolio Management" for additional information.
(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" of Class I Shares from exceeding 0.10%, and has contractually agreed to waive fees and to reimburse expenses in order to keep "Other Expenses" of Class II Shares from exceeding 0.35% through April 30,
2006.
(4)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and that you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION TIP MID CAP FUND - CLASS I SHARES                        $92            $1,398           $2,669            $5,698
CONSTELLATION TIP MID CAP FUND - CLASS II SHARES                      $117            $1,468           $2,776            $5,865


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



62    Prospectus

CONSTELLATION TIP FINANCIAL SERVICES FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of U.S. financial services companies

---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation TIP Financial Services Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that the sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have above average growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. TIP invests in some technology oriented companies because they supply technology to the financial services sector. To determine whether a potential investment is doing business in the financial services sector, TIP generally considers whether (i) the company earns at least 50% of its gross income from the financial services sector; (ii) at least 50% of its assets are devoted to producing revenues from the financial services sector; or (iii) the company is listed within the Financial Services Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of large to medium capitalization companies, it may invest in companies of any size in order to achieve its goal. These securities may be traded over the counter or listed on an exchange.

TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. It is not expected that the Fund will own a substantial amount of securities that pay dividends. TIP generally considers selling a security when it detects a deterioration on the company's earnings potential, or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the financial services sector, they are subject to the risk that the financial services sector will underperform the broader market, as well as the risk that issuers in that sector will be impacted by market conditions, legislative or regulatory changes, or competition. The Fund may be more susceptible to changes in interest rates and other market and economic factors that affect financial services firms, including the effect of interest rate changes on the share prices of those financial services firms. For example, the profitability of many financial service companies is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. In addition, if TIP incorrectly predicts that a company will be involved in a merger or other transaction, the Fund may lose any premium it paid for these stocks, and ultimately may realize a lower return if the company is not involved in a merger or acquisition transaction.

The medium and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap stocks may be more volatile than those of larger companies.



                                                               Prospectus    63

CONSTELLATION TIP FINANCIAL SERVICES FUND

The stocks of technology oriented companies, both current and emerging, may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause companies to become increasingly sensitive to short product cycles and aggressive pricing.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

In addition, the Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

----------------------------
 1997              55.55%
 1998              -9.12%
 1999              18.40%
 2000              31.28%
 2001             -15.80%
 2002             -16.90%
 2003              44.90%
 2004              14.20%
----------------------------

(1)The performance information shown above is based on a calendar year. The Fund commenced operations on May 22, 1996. The performance shown for periods prior to November 9, 2001 reflects the performance of the Titan Financial Services Fund, which TIP managed from June 17, 2001 until November 9, 2001, when it merged with the Turner Future Financial Services Fund. On May 7, 2004, the Turner Financial Services Fund was reorganized into the Constellation TIP Financial Services Fund.

                               BEST QUARTER                             WORST QUARTER
                                  24.99%                                   (26.02)%
                                (9/30/00)                                 (9/30/98)



64    Prospectus

CONSTELLATION TIP FINANCIAL SERVICES FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the S&P 500 Financials Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                              SINCE INCEPTION
                                                                                          1 YEAR   5 YEARS          (5/22/96)

 Constellation TIP Financial Services Fund -
   Class I Shares
   Before taxes on distributions                                                          14.20%    8.74%           13.75%
   After taxes on distributions                                                           12.27%    6.07%           11.62%
   After taxes on distributions and sale of shares                                         9.92%    6.26%           11.15%
 S&P 500 Financials Index(1)                                                              10.88%    7.25%           13.78%(2)


(1)The S&P 500 Financials Index is a capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index designed to measure the performance of the financial sector of the S&P 500 Index.
(2)The calculation date for the index is May 31, 1996.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                             CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed,
if applicable)                                                   2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                                             CLASS I SHARES
Investment Advisory Fees                                         1.11%(2)
Distribution (12b-1) Fees                                         None
Other Expenses                                                   0.41%(3)
                                                        ------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.52%

(1)Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Financials Index (the "Benchmark Index"), and this fee may range from 0.75% to 1.25% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.
(3)CIMCO has voluntarily committed to waive fees and reimburse expenses to keep the Fund's "Other Expenses" from exceeding 0.40% through January 31, 2006. CIMCO may discontinue this arrangement at any time, but has no present intent to do so.


                                                               Prospectus    65

CONSTELLATION TIP FINANCIAL SERVICES FUND

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION TIP FINANCIAL SERVICES FUND - CLASS I
  SHARES                                                              $155              $480             $829            $1,813

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.


66    Prospectus

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of companies that are involved in the healthcare and biotechnology industries
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation TIP Healthcare & Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other health care-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-adviser, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in order to achieve its goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

TIP pursues a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration on the company's earnings potential or when other opportunities appear more attractive.

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund will concentrate in the healthcare sector. Because its investments are concentrated in issuers conducting business in the same industry, the Fund's performance may be impacted by legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by sector. In addition, the Fund is subject to the risk that healthcare and biotechnology stocks may underperform other segments of the equity market or the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing.

                                                               Prospectus    67

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND

Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year since the Fund's inception.(1)

----------------------------
 2002             -19.98%
 2003              38.09%
 2004              12.52%
----------------------------

(1)The performance information shown above is based on a calendar year. From its inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund.


                               BEST QUARTER                             WORST QUARTER
                                  12.52%                                   (14.08)%
                                (6/30/03)                                 (6/30/02)


68    Prospectus

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the S&P 500 Healthcare Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                              SINCE INCEPTION
                                              1 YEAR                (2/28/01)

 Constellation TIP Healthcare
   & Biotechnology Fund -
   Class II Shares
   Before taxes on distributions              12.52%                   11.32%
   After taxes on distributions               11.90%                   11.14%
   After taxes on distributions and
     sale of shares                            8.87%                    9.80%
 S&P 500  Healthcare Index(1)                  1.68%                  (2.48)%(2)

(1)The S&P 500 Healthcare Index is a widely-recognized, equally-weighted performance index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare, biotechnology and medical industries.
(2)The calculation date for the index is February 28, 2001.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                                CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                                                CLASS II SHARES
Investment Advisory Fees                                                                             1.07%(2)
Distribution (12b-1) Fees                                                                             None
Other Expenses                                                                                       0.77%(3),(4)
                                                                                   ----------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                 1.84%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it has decided to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the S&P 500 Healthcare Index (the "Benchmark Index"), and this fee may range from 0.75% to 1.25% depending on the Fund's performance. See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has voluntarily committed to waive fees and reimburse expenses to keep the Fund's "Other Expenses" from exceeding 0.75% through January 31, 2006.
CIMCO may discontinue this arrangement at any time, but has no present intent to do so.



                                                               Prospectus    69

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. This Example does not include any performance fee adjustment. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND -
  CLASS II SHARES                                                     $187              $579             $995            $2,159

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








70    Prospectus

CONSTELLATION INTERNATIONAL EQUITY FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Long-term capital appreciation

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Equity securities of non-U.S. issuers

----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The Constellation International Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities, such as common stocks and American Depositary Receipts and Global Depositary Receipts, of issuers located in a broad array of foreign countries. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund may invest in companies of any size in order to achieve its investment objective.

The Fund uses a multi-manager approach, relying on several sub-advisers with differing investment philosophies to manage the Fund's assets under the general supervision of the Adviser. The Adviser may reserve a portion of the Fund's assets (generally not to exceed 5%) and will manage that portion for liquidity needs of the Fund. The Adviser decides how to allocate the balance of the Fund's assets among the sub-advisers. The sub-advisers' investment philosophies are as follows:

Oechsle International Advisors, LLC ("Oechsle") focuses on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the portion of the Fund that Oechsle manages may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Boston Company Asset Management, LLC ("TBCAM") employs a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics, overall financial health, and positive changes in business momentum. This approach seeks to preserve capital in declining markets while adding value in rising markets.

Brandywine Asset Management, LLC ("Brandywine") adheres to a strictly bottom-up stock selection process. Brandywine uses quantitative screens to identify a universe of securities that meet Brandywine's definition of value, and then uses in-depth fundamental analysis to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

PRINCIPAL RISKS

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign equity securities, may underperform other equity market segments or the equity markets as a whole. In addition, equity securities represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.



                                                               Prospectus    71

CONSTELLATION INTERNATIONAL EQUITY FUND

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of international equity investing.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class II Shares from year to year for the past ten years.(1)

---------------------------
 1995               2.70%
 1996               9.83%
 1997              -3.74%
 1998              12.73%
 1999              36.14%
 2000             -18.73%
 2001             -26.66%
 2002             -20.43%
 2003              37.19%
 2004              17.53%
---------------------------

(1)The performance information shown above is based on a calendar year. From the Fund's inception on May 31, 1993 until August 4, 2000, the Fund operated as a common trust fund and was advised by Pitcairn Trust Company. Performance returns prior to August 4, 2000 include performance of the Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. On August 4, 2000, the Fund's assets were reorganized into the Pitcairn International
Equity Fund. On August 1, 2004, the Pitcairn International Equity Fund was reorganized into the Constellation International Equity Fund.

                               BEST QUARTER                             WORST QUARTER
                                  23.27%                                   (21.21)%
                                (12/31/99)                                (9/30/02)


72    Prospectus

   CONSTELLATION INTERNATIONAL EQUITY FUND

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004, to that of the MSCI All Country World ex-U.S. Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                      1 YEAR          5 YEARS(1)       10 YEARS(1)

 Constellation International Equity Fund -
   Class II Shares
   Before taxes on distributions                                                      17.53%          (5.22)%           2.45%
   After taxes on distributions                                                       17.62%              N/A             N/A
   After taxes on distributions and sale of shares                                    11.89%              N/A             N/A
 MSCI All Country World ex-U.S. Index(2)                                              21.36%            0.02%           6.02%

(1)Five- and Ten-Year returns before taxes include performance of the International Equity Fund's predecessor, which was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions. If the predecessor fund had been registered under the Investment Company Act, its performance might have been adversely affected.
(2)The MSCI All Country World ex-U.S. Index is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                        CLASS II SHARES
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                    2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)
                                        CLASS II SHARES
Investment Advisory Fees                    0.95%(2)
Distribution (12b-1) Fees                    None
Other Expenses                              0.65%(3),(4)
                                      --------------------
TOTAL ANNUAL FUND OPERATING EXPENSES         1.60%
Less Fee Waivers and Expense
Reimbursements                              (0.15)%
                                      --------------------
NET TOTAL OPERATING EXPENSES                 1.45%

(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning August 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of the MSCI All Country World Free ex-U.S. Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)A shareholder servicing fee of 0.25% is included as part of "Other Expenses." See "Distribution of Fund Shares" for additional information.
(4)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" from exceeding 0.50% through July
31, 2007. This fee waiver obligation will be reduced by up to 0.01% to the extent that the Fund earns revenues from securities lending activities. See "Other Information - Contractual Fee Waiver Agreement" for additional information. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.


                                                               Prospectus    73

CONSTELLATION INTERNATIONAL EQUITY FUND

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, that the Fund operating expenses remain the same and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                    1 YEAR           3 YEARS          5 YEARS          10 YEARS
CONSTELLATION INTERNATIONAL EQUITY FUND -
  CLASS II SHARES                                                     $148              $467             $835            $1,871


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.








74    Prospectus

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND


INVESTMENT OBJECTIVE .. . .. . .. . .. . .. . ..      Total return through a combination of long-term capital growth and high currency income

INVESTMENT FOCUS . . .. . .. . .. . .. . .. . ..      Common stocks of undervalued small capitalization companies and fixed income securities rated below investment grade
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Constellation Strategic Value and High Income Fund is a "fund of funds," which means that it invests substantially all of its assets in shares of other mutual funds (referred to as the "underlying funds"), rather than in individual securities. As a fund of funds, the Fund pursues its objective by investing substantially all of its assets in shares of two other Constellation Funds - the Constellation TIP Small Cap Value Opportunities Fund (the "Small Cap Value Opportunities Fund") and the Constellation Chartwell High Yield Fund (the "High Yield Fund"). In addition, the Fund may invest in other underlying funds sponsored and offered by the Constellation Funds family. As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets, in the Small Cap Value Opportunities Fund, on the one hand, and in the High Yield Fund, on the other. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the high yield market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the High Yield Fund. The Fund will allocate more of its assets to the Small Cap Value Opportunities Fund when equity market's return potential appears to outweigh that of the high yield market.

The Fund may invest some or all of the assets otherwise allocated to the Small Cap Value Opportunities Fund in shares of the Constellation Clover Core Value Fund if the Adviser believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund's exposure to small cap issuers. The Adviser also may allocate assets to the Constellation Chartwell Ultra Short Duration Fixed Income Fund (the "Ultra Short Duration Fund") in order to reduce the Fund's exposure to the high yield sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Ultra Short Duration Fund.

The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

PRINCIPAL STRATEGY OF THE SMALL CAP VALUE OPPORTUNITIES FUND

The Small Cap Value Opportunities Fund invests primarily (at least 80% of its assets) in common stocks of small capitalization companies that its sub-adviser, Turner Investment Partners, Inc. ("TIP"), believes have the potential for growth and that appear to be trading below their perceived value. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Small Cap Value Opportunities Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. For purposes of the Small Cap Value Opportunities Fund, a small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index. As of December 31, 2004, the Russell 2000 Value Index included companies with capitalizations between $80 million and $3 billion.

The Small Cap Value Opportunities Fund will invest in securities of companies operating in a broad range of industries and TIP selects securities based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes are undervalued by the market. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. TIP generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.



                                                               Prospectus    75

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

PRINCIPAL STRATEGY OF THE HIGH YIELD FUND
The High Yield Fund invests primarily (at least 80% of its assets) in fixed income securities rated below investment grade ("high yield" securities, often referred to as "junk bonds"). In selecting investments for the High Yield Fund, the sub-adviser, Chartwell Investment Partners ("Chartwell"), chooses fixed income securities that offer high current yields as well as capital appreciation potential, including zero coupon bonds and payment-in-kind securities. The High Yield Fund's average weighted maturity may vary, and will generally be ten years or less. The High Yield Fund will typically invest in securities rated B or BB by S&P or Ba or B by Moody's. Chartwell does not intend to invest more than 20% of the High Yield Fund's assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the High Yield Fund to earn less income, but should result in the High Yield Fund owning fewer bonds in default (i.e., paying no income).

Chartwell intends to invest no more than 5% of the High Yield Fund's assets in any single issuer. The High Yield Fund will limit its investment in any one industry to the lesser of 10% of the High Yield Fund's assets or two times that industry's weighting in the Merrill Lynch High Yield, Cash Pay Index. Chartwell will continuously review the credit quality of the bonds in the High Yield Fund's portfolio, and will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond's price declines more than 15% as compared to its industry sector.

PRINCIPAL RISKS

The risks of investing in the Fund are directly related to the risks associated with investing in the underlying funds. Each underlying fund has its own investment objective and strategies for reaching that objective. The value of the underlying funds' shares is based on the market prices of the securities they hold, and these prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the underlying funds own and the markets in which they trade.

While the Fund's investment strategy is based upon the principle that small cap value equity stocks and high yield, high risk fixed income securities will react differently to economic and market conditions, the Fund is subject to the risk that both the high yield and small cap equity sectors of the market may underperform other sectors of the market or the market as a whole. In addition, even if the high yield or small cap equity sector outperforms other sectors of the market over certain periods, it is possible that the Fund's assets will not have been allocated towards this outperforming sector during this time.

PRINCIPAL RISKS OF THE SMALL CAP VALUE OPPORTUNITIES FUND
Since it purchases common stocks, the Small Cap Value Opportunities Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.





76    Prospectus

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

PRINCIPAL RISKS OF THE HIGH YIELD FUND

The prices of the High Yield Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Duration is a measure of the price sensitivity of fixed-income securities for a given change in interest rates. Specifically, duration is quantified as the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. High yield bonds generally are less sensitive to interest rate changes.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security. Bonds that are unrated and rated CCC or lower are considered particularly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may own zero coupon bonds or payment-in-kind securities, which are fixed income securities that do not make regular cash interest payments. The prices of these securities are generally more sensitive to changes in market interest rates than are conventional bonds. Additionally, interest on zero coupon bonds and payment-in-kind securities must be reported as taxable income to the Fund even though it receives no cash interest until the maturity of such securities.

The Fund is subject to the risk that its particular market segment (high yield, high risk securities) may underperform compared to other market segments or to the fixed income markets as a whole.

This Fund should only be purchased by investors seeking total return through a combination of long-term capital growth and high current income who can withstand the share price volatility of small cap equity investing and the risks of high yield bond investing.








                                                               Prospectus    77

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance (before taxes) of the Fund's Class I Shares from year to year since the Fund's inception.(1)

--------------------------
 2003             37.36%
 2004             13.06%
--------------------------

(1)The performance shown above is based on a calendar year. From its inception on October 31, 2002 until May 7, 2004, the Fund operated as the Turner Strategic Value and High Income Fund, a portfolio of the Turner Funds and advised by TIP. On May 7, 2004, the Turner Strategic Value and High Income Fund was reorganized with and into the Constellation Strategic Value and High Income Fund.

                               BEST QUARTER                             WORST QUARTER
                                  13.32%                                   (1.92)%
                                (6/30/03)                                 (6/30/04)

This table compares the Fund's average annual total returns (before and after taxes) for the periods ended December 31, 2004 to those of the S&P 500 Index and to the blended return of the Russell 2000 Value and Merrill Lynch High Yield, Cash Pay Indices. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                                      SINCE INCEPTION
                                                                                      1 YEAR               (10/31/02)

 Constellation Strategic Value and High Income Fund - Class I Shares
   Before taxes on distributions                                                      13.06%                   24.86%
   After taxes on distributions                                                        7.95%                   21.59%
   After taxes on distributions and sale of shares                                     8.46%                   19.54%
 S&P 500 Index(1)                                                                     10.88%                   17.65%(3)
 50/50 Blend of Russell 2000 Value / Merrill Lynch High Yield,
   Cash Pay Indices(2)                                                                16.58%                   27.11%(3)


(1)The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(2)The Russell 2000 Value Index measures the performance of companies included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch High Yield, Cash Pay Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index is a fully invested index, which includes reinvestment of income.
(3)The calculation date for the indices is October 31, 2002.








78    Prospectus

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                                                       CLASS I SHARES           CLASS II SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)                         2.00%(1)                   2.00%(1)


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)

                                                                                       CLASS I SHARES           CLASS II SHARES
Investment Advisory Fees                                                                   0.10%(2)                    0.10%(2)
Distribution (12b-1) Fees                                                                   None                     None
Other Expenses                                                                             1.26%(3)                    1.51%(3),(4)
                                                                                   ---------------------    -----------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.36%                     1.61%
Less Fee Waivers and Expense Reimbursements                                               (1.11)%                   (1.11)%

NET TOTAL OPERATING EXPENSES                                                               0.25%                     0.50%

ESTIMATED INDIRECT EXPENSES OF UNDERLYING FUNDS                                            1.11%(5)                  1.11%(5)
                                                                                   ---------------------    -----------------------
TOTAL ANNUAL FUND OPERATING AND INDIRECT EXPENSES                                          1.36%                     1.66%


(1)Applies only to redemptions within 90 days of purchase. At this time, purchases of Class I Shares and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee. In addition to any applicable redemption fee, a $10 fee is imposed for wire transfers of redemption proceeds.
(2)Beginning May 1, 2005, the advisory fee will be subject to adjustment, up or down, based on the Fund's performance relative to the performance of a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index (the "Benchmark Index"). See "Investments and Portfolio Management" for additional information.
(3)CIMCO has contractually agreed to waive fees and to reimburse expenses in order to keep the Fund's "Other Expenses" for the Class I and Class II Shares from exceeding 0.15% and 0.40%, respectively, through January 31, 2006. The contractual waiver may not be modified or eliminated except with the approval of the Board of Trustees of the Fund.
(4)A shareholder servicing fee of 0.25% is included as part of "Other Expenses" for Class II Shares. See "Distribution of Fund Shares" for additional information.
(5)Because the Fund invests in other mutual funds, your investment in the Fund is also indirectly subject to the operating expenses of the underlying funds. Underlying fund expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver arrangements, if any) as well as any changes in the actual allocation of the Fund's assets, and may be higher or lower than those shown above.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Using these assumptions, your approximate cost of investing $10,000 in the Fund would be:

                                                                         1 YEAR          3 YEARS           5 YEARS         10 YEARS
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND - CLASS I
  SHARES                                                                   $138             $868            $1,479           $3,128
CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND - CLASS
  II SHARES                                                                $169             $957            $1,625           $3,411


WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.



                                                               Prospectus    79

INVESTMENTS AND PORTFOLIO MANAGEMENT

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information (SAI).

Each Funds' investment objective is non-fundamental, and may be changed by the Trust's Board of Trustees. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e. fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' objectives. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Adviser or the Fund's sub-adviser believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment objective.

TAX MANAGEMENT (NON-PRINCIPAL INVESTMENT STRATEGY) - PITCAIRN DIVERSIFIED VALUE, PITCAIRN DIVERSIFIED GROWTH, PITCAIRN SMALL CAP AND PITCAIRN FAMILY HERITAGE(R) FUNDS
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which a sub-adviser may seek to achieve the Fund's objective. Pitcairn, as sub-adviser, may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment objective) when selling portfolio securities: (a) selecting the highest cost tax lots or those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains; and (b) selling securities to realize capital losses that can be offset against realized capital gains. While a Fund may attempt to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, each Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares.

PORTFOLIO COMPOSITION
Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

MORE INFORMATION ABOUT RISK

The Funds are subject to a number of risks that pertain to non-principal investment strategies, which may affect the value of their shares.

PRINCIPAL RISKS

EQUITY RISK - THE EQUITY FUNDS
Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:




80    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

        CALL RISK During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

        CREDIT RISK An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

        EVENT RISK Securities may decline in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because the Funds hold bonds of multiple issuers.

TAX-EXEMPT RISK - PITCAIRN TAX-EXEMPT BOND FUND
There may be economic or political changes that affect the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE-BACKED SECURITIES - THE FIXED INCOME FUNDS
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS
Although the Funds' U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corp., Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

MANAGER OF MANAGERS RISK - ALL FUNDS
The Adviser engages one or more sub-advisers to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar investments.

FOREIGN INVESTING RISK - INTERNATIONAL EQUITY FUND
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or



                                                               Prospectus    81

INVESTMENTS AND PORTFOLIO MANAGEMENT

confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

CURRENCY RISK - INTERNATIONAL EQUITY FUND
A Fund that invests directly in foreign currencies or in securities that trade and receive revenues in foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. (In the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged.) Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, a Fund's investments in foreign currency-denominated securities may reduce its returns.

CHANGE IN MARKET CAPITALIZATION - CLOVER LARGE CAP VALUE, CLOVER SMALL CAP VALUE, HLAM LARGE CAP VALUE, HLAM LARGE CAP QUALITY STOCK, PITCAIRN SMALL CAP, TIP MID CAP, AND TIP SMALL CAP VALUE OPPORTUNITIES FUNDS
A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the sub-adviser's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments (see "Portfolio Composition" on page 80).

PORTFOLIO TURNOVER

Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or sub-adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or sub-adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

Although turnover rates may vary substantially from year to year, the following Funds had annual rates of turnover exceeding 100% as of September 30, 2004:

        Constellation Chartwell High Yield Fund                   199%
        Constellation Pitcairn Select Value Fund                  111%
        Constellation TIP Small Cap Value Opportunities Fund      272%
        Constellation TIP Financial Services Fund                 103%
        Constellation TIP Healthcare & Biotechnology Fund         163%
        Constellation Strategic Value and High Income Fund        411%
        Constellation TIP Mid Cap Fund                            193%*

*Reflects the portfolio turnover rate of the Fund's predecessor portfolio, the Constellation Institutional Portfolio's TIP Mid Cap Core Portfolio for the fiscal year ended December 31, 2004.

NON-PRINCIPAL RISKS

USE OF DERIVATIVE CONTRACTS - ALL FUNDS (PRINCIPAL RISK FOR THE CLOVER INCOME PLUS FUND)

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

o  As a substitute for purchasing or selling securities;

o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;




82    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

o  To enhance a Fund's potential gain in non-hedging situations; or

o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

INVESTMENTS IN EXCHANGE - TRADED FUNDS - ALL FUNDS

The Funds may invest in shares of exchange-traded funds (ETFs). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and similar expenses of the ETFs. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

LENDING OF PORTFOLIO SECURITIES - ALL FUNDS

The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Adviser to the Fund under the Adviser's voluntary expense limitation arrangement (see "Contractual Fee Waiver Agreement" below).

INVESTMENT ADVISERS

Constellation Investment Management Company, LP (CIMCO), a registered investment adviser, located at 1205 Westlakes Drive, Suite 280, Berwyn PA 19312, serves as the Adviser to all Funds. CIMCO is a professional investment management firm founded on May 19, 2000, and is the successor to Concentrated Capital Management, LP, the adviser to the Alpha Select Funds, the former name of the Trust. As of December 31, 2004, CIMCO had approximately $2.3 billion in assets under management. As the Funds' Adviser, CIMCO continuously reviews, supervises and administers the Funds' investment programs. CIMCO also ensures compliance with the Funds' investment policies and guidelines.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits CIMCO to use a "manager of managers" approach in providing investment advisory services to the Funds. Pursuant to the terms of the order, CIMCO, subject to the supervision and approval of the Board of Trustees of the Trust, is permitted to hire, terminate and replace investment sub-advisers or make material changes to investment sub-advisory agreements without shareholder approval. When hiring a new sub-adviser, CIMCO would, however, furnish shareholders with information that is equivalent to what would be provided in a proxy statement requesting approval of a new sub-adviser. The order also permits CIMCO and the Funds to disclose to shareholders the aggregate sub-advisory fees paid to sub-advisers, without disclosing the precise amount paid to each sub-adviser. It is expected that the "manager of managers" approach will (i) reduce Fund expenses to the extent that a manager of managers Fund will not have to prepare and solicit proxies each time a sub-advisory agreement is entered into or modified; (ii) promote efficient hiring and termination according to the judgment of the Board and CIMCO; and (iii) relieve shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of sub-advisers.

As investment adviser to the Funds, CIMCO has the ultimate responsibility over any sub-adviser and is responsible for the investment performance of the Funds. For its services, CIMCO is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, that may be adjusted upwards or downwards if the Fund outperforms or under-performs its stated benchmark, as set forth below. CIMCO pays sub-advisory fees to each Sub-Adviser from its advisory fee, if any.

- The Constellation Clover Core Value Fund's base advisory fee is 0.74%, and this fee may range from 0.615% to 0.865% depending on the Fund's performance relative to the Russell 3000 Index. Fee adjustments apply if the Fund


                                                               Prospectus    83

INVESTMENTS AND PORTFOLIO MANAGEMENT

outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Small Cap Value Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 2000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Large Cap Value Fund's base advisory fee is 0.74%, and this fee may range from 0.64% to 0.84% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Core Fixed Income Fund's base advisory fee is 0.45%, and this fee may range from 0.37% to 0.53% depending on the Fund's performance relative to the Lehman Brothers Aggregate Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Clover Income Plus Fund's base advisory fee is 0.80%, and this fee may range from 0.70% to 0.90% depending on the Fund's performance relative to the S&P 500 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.01% or more, with maximum fee adjustments applied if the Fund outperforms or under-performs its benchmark by 5.01% or more;

- The Constellation Chartwell Ultra Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee may range from 0.19% to 0.31% depending on the Fund's performance relative to the Merrill Lynch Three-Month U.S. Treasury Bill Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 0.76% or more;

- The Constellation Chartwell Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee may range from 0.19% to 0.31% depending on the Fund's performance relative to the Lehman Brothers 1-3 Year U.S. Government Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.51% or more;

- The Constellation Chartwell High Yield Fund's base advisory fee is 0.55%, and this fee may range from 0.45% to 0.65% depending on the Fund's performance relative to the Merrill Lynch High Yield, Cash Pay Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation HLAM Large Cap Quality Stock Fund's base advisory fee is 0.75%, and this fee may range from 0.65% to 0.85% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation Pitcairn Diversified Value Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more;

- The Constellation Pitcairn Select Value Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.00% or more;

- The Constellation Pitcairn Diversified Growth Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more;

- The Constellation Pitcairn Small Cap Fund's base advisory fee is 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell 2000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more;



84    Prospectus

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INVESTMENTS AND PORTFOLIO MANAGEMENT

- The Constellation Pitcairn Family Heritage(R) Fund's base advisory fee is 0.90%, and this fee may range from 0.80% to 1.00% depending on the Fund's performance relative to the Wilshire 5000 Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more;

- The Constellation Pitcairn Taxable Bond Fund's base advisory fee is 0.40%, and this fee may range from 0.32% to 0.48% depending on the Fund's performance relative to the Lehman U.S. Government Credit Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.00% or more;

- The Constellation Pitcairn Tax-Exempt Bond Fund's base advisory fee is 0.30%, and this fee may range from 0.24% to 0.36% depending on the Fund's performance relative to the Lehman Municipal Bond Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 1.00% or more;

- The Constellation Sands Capital Select Growth Fund's base advisory fee is 0.85%, and this fee may range from 0.70% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.50% or more;

- The Constellation TIP Small Cap Value Opportunities Fund's base advisory fee is 0.95%, and this fee may range from 0.80% to 1.10% depending on the Fund's performance relative to the Russell 2000 Value Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation TIP Mid Cap Fund's base advisory fee is 0.80% of the Fund's average daily net assets. Beginning on May 1, 2006, the base advisory fee will change to 0.70%, and this fee may range from 0.60% to 0.80% depending on the Fund's performance relative to the Russell Midcap Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation TIP Financial Services Fund's base advisory fee is 1.00%, and this fee may range from 0.75% to 1.25% depending on the Fund's performance relative to the S&P 500 Financials Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation TIP Healthcare & Biotechnology Fund's base advisory fee is 1.00%, and this fee may range from 0.75% to 1.25% depending on the Fund's performance relative to the S&P 500 Healthcare Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more;

- The Constellation International Equity Fund's base advisory fee is 0.95%, and this fee may range from 0.85% to 1.05% depending on the Fund's performance relative to the MSCI All Country World ex-U.S. Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 2.00% or more; and

- The Constellation Strategic Value and High Income Fund's base advisory fee is 0.10%, and this fee may range from 0.05% to 0.15% depending on the Fund's performance relative to a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index. Fee adjustments apply if the Fund outperforms or under-performs its benchmark by 3.01% or more.

Each Fund's performance-based adjustment will take effect after the Fund has been in operation within the Constellation Trust for more than one year. Because the Constellation TIP Financial Services Fund's predecessor Fund, the Turner Financial Services Fund, and the Constellation TIP Healthcare & Biotechnology Fund's predecessor Fund, the Turner Healthcare & Biotechnology Fund, were operating subject to a performance-based fee prior to their reorganization into the Constellation Trust on May 7, 2004, the performance-based adjustment for these Funds is already being implemented.

CIMCO and each Sub-Adviser will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to a Fund's base advisory fee is based upon the Fund's performance compared to




                                                               Prospectus    85

INVESTMENTS AND PORTFOLIO MANAGEMENT

the investment record of its respective Benchmark Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of its Benchmark Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for a Benchmark Index is expressed as a percentage of the starting level of that Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

The Funds' SAI contains additional information about performance-based adjustments to CIMCO's fees, including information concerning the range of performance-based adjustments that may apply with respect to the Constellation Clover Large Cap Value, Constellation Clover Core Value, Constellation Clover Core Fixed Income, Constellation Clover Income Plus, and Constellation TIP Mid Cap Funds.

In connection with its commitment to voluntarily limit expenses (as described for certain Funds) CIMCO has represented to the Board that if it decides to discontinue this arrangement, CIMCO will do so only after notifying the Board of its decision and updating the prospectus at least 90 days before implementing any new expense structure.

INVESTMENT SUB-ADVISERS

Clover Capital Management, Inc., ("Clover Capital") an SEC-registered adviser located at 400 Meridian Centre, Ste 200, Rochester, NY 14618, serves as the Sub-Adviser to the Constellation Clover Small Cap Value, Constellation Clover Core Value, Constellation Clover Large Cap Value, Constellation Clover Income Plus and Constellation Clover Core Fixed Income Funds (the "Constellation Clover Funds"). From May 1, 2001 to May 7, 2004, Clover Capital served as the sub-adviser to the Turner Small Cap Value, Core Value, Large Cap Value and Core Fixed Income Funds. Prior to May 1, 2001, Clover Capital served as these Funds' investment adviser. As Sub-Adviser, Clover Capital makes investment decisions for the Constellation Clover Funds and also ensures compliance with the Constellation Clover Funds' investment policies and guidelines. As of December 31, 2004, Clover Capital had approximately $2.5 billion in assets under management. CIMCO has entered into a separate agreement with Clover Capital whereby CIMCO will not propose that the Fund's Board of Trustees terminate Clover Capital as sub-adviser to the current Clover Capital sub-advised Funds prior to May 1, 2006, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Clover Capital in circumstances in which CIMCO would otherwise terminate Clover Capital absent the agreement. CIMCO will, however, terminate Clover Capital as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Constellation Clover Funds, Clover Capital is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation Clover Core Value Fund                                      0.395%
Constellation Clover Small Cap Value Fund                                 0.500%
Constellation Clover Large Cap Value Fund                                 0.370%
Constellation Clover Core Fixed Income Fund                               0.225%
Constellation Clover Income Plus Fund                                     0.600%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Clover Capital can increase or decrease depending on a Constellation Clover Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Chartwell Investment Partners ("Chartwell"), an SEC-registered adviser located at 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, serves as Sub-Adviser to the Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income and Constellation Chartwell High Yield Funds (the "Constellation Chartwell Funds"). As Sub-Adviser, Chartwell makes investment decisions for the Constellation Chartwell Funds and also ensures compliance with the Constellation Chartwell Funds' investment policies and guidelines. As of December 31, 2004,


86    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

Chartwell had approximately $6.4 billion in assets under management. CIMCO has assumed portions of an existing agreement between Turner Investment Partners and Chartwell, whereby CIMCO will not propose that the Board of Trustees terminate Chartwell as sub-adviser to the current Chartwell sub-advised Funds prior to the expiration of the three-year term specified in the agreement, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Chartwell in circumstances in which CIMCO would otherwise terminate Chartwell absent the agreement. CIMCO will, however, terminate Chartwell as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Constellation Chartwell Funds, Chartwell is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

Constellation Chartwell Ultra Short Duration Fixed Income Fund            0.125%
Constellation Chartwell Short Duration Fixed Income Fund                  0.125%
Constellation Chartwell High Yield Fund                                   0.275%

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Chartwell can increase or decrease depending on a Constellation Chartwell Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Pitcairn Investment Management ("Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment adviser and serves as the sub-adviser to the Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds (the "Constellation Pitcairn Funds"). As a sub-adviser, Pitcairn makes investment decisions for its Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2004, Pitcairn had approximately $1.3 billion in assets under management. CIMCO has entered into a separate agreement with Pitcairn whereby CIMCO will not propose that the Fund's Board of Trustees terminate Pitcairn as sub-adviser to the current Pitcairn sub-advised Funds for a period of four years commencing August 1, 2004, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating Pitcairn in circumstances in which CIMCO would otherwise terminate Pitcairn absent the agreement. CIMCO will, however, terminate Pitcairn as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment sub-adviser to the Constellation Pitcairn Diversified Value Fund, Pitcairn is entitled to receive a base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $150 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Diversified Growth Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $102 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Select Value Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $61 million, and 0.45% on the value of assets above that amount. For the Constellation Pitcairn Small Cap Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.65% on the value of the first $141 million, and 0.50% on the value of assets above that amount. For the Constellation Pitcairn Family Heritage(R) Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.80% on the value of the first $127 million, and 0.50% on the value of assets above that amount. For the Constellation Pitcairn Taxable Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.30% on the value of the first $43 million, and 0.25% on the value of assets above that amount. For the Constellation Pitcairn Tax-Exempt Bond Fund, Pitcairn is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.25% on the value of the assets of the Fund.

Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Pitcairn can increase or decrease depending on a Constellation Pitcairn Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.




                                                               Prospectus    87

INVESTMENTS AND PORTFOLIO MANAGEMENT

Sands Capital Management, L.P. ("Sands Capital Management") located at 1100 Wilson Boulevard, Suite 3050, Arlington, VA 22209 serves as the sub-adviser to the Constellation Sands Capital Select Growth Fund. As a sub-adviser, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, Sands Capital Management had approximately $11 billion in assets under management.

For its services as investment sub-adviser to the Constellation Sands Capital Select Growth Fund, Sands Capital Management is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.50% on the value of the first $100 million, and 0.45% on the value of assets above that amount. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Sands Capital Management can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

RELATED PERFORMANCE INFORMATION FOR SANDS CAPITAL MANAGEMENT

Sands Capital Management has substantial experience in managing investment companies and other accounts that focus on growth companies. The table below is designed to show you how a composite of similar growth equity accounts managed by Sands Capital Management performed over various periods in the past. The accounts comprising the Sands Capital Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to those of the Sands Capital Select Growth Fund. The performance information is calculated in accordance with CFA Institute (formerly, AIMR) standards.

The table below shows the returns for the Sands Capital Growth Equity Composite compared with the Russell 1000 Growth Index for the periods ending December 31, 2004. The returns of the Sands Capital Growth Equity Composite reflect deductions of account fees and expenses, (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested.

This information is designed to demonstrate the historical track record of Sands Capital Management. It does not indicate how the Sands Capital Select Growth Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Sands Capital Growth Equity Composite includes accounts managed by Sands Capital Management that pay lower expenses than those paid by shareholders of the Sands Capital Select Growth Fund. Higher expenses reduce returns to investors. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Sands Capital Management.








88    Prospectus

   INVESTMENTS AND PORTFOLIO MANAGEMENT

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2004

                                        SANDS CAPITAL
                                        GROWTH EQUITY               RUSSELL 1000
                                        COMPOSITE (%)           GROWTH INDEX (%)
1 Year Annual Return                           20.14%                      6.30%
3 Year Annual Return                            6.01%                    (0.18)%
5 Year Annual Return                          (3.93)%                    (9.31)%
10 Year Annual Return                          16.90%                      9.61%
Since Inception*                               15.81%                     11.13%


* February 7, 1992 to December 31, 2004

AVERAGE ANNUAL RETURNS - 1992 TO 2004 AS OF DECEMBER 31, 2004

                                        SANDS CAPITAL
                                        GROWTH EQUITY               RUSSELL 1000
                                        COMPOSITE (%)           GROWTH INDEX (%)
2004                                           20.14%                      6.30%
2003                                           36.26%                     29.75%
2002                                         (27.24)%                   (27.88)%
2001                                         (15.79)%                   (20.42)%
2000                                         (18.38)%                   (22.42)%
1999                                           47.58%                     33.16%
1998                                           54.11%                     38.71%
1997                                           30.22%                     30.49%
1996                                           38.12%                     23.12%
1995                                           42.31%                     37.19%
1994                                            3.21%                      2.66%
1993                                          (0.35)%                      2.90%
1992                                            5.76%                      5.00%


Oechsle International Advisors, LLC ("Oechsle"), located at One International Place, 23rd Floor, Boston, MA 02110, serves as a sub-adviser to the Constellation International Equity Fund. As a sub-adviser, Oechsle makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, Oechsle had approximately $16.3 billion in assets under management. For its services as investment sub-adviser to the Constellation International Equity Fund, Oechsle is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.40% of the average daily net assets of the Fund allocated to its management.

The Boston Company Asset Management, LLC ("TBCAM") located at Mellon Financial Center, One Boston Place, Boston, MA, 02108, serves as a sub-adviser to the Constellation International Equity Fund. As a sub-adviser, TBCAM makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, TBCAM had approximately $47.9 billion in assets under management. For its services as investment sub-adviser to the Constellation International Equity Fund, TBCAM is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.70% of the average daily net assets of the Fund allocated to its management.

Brandywine Asset Management, LLC ("Brandywine") located at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801, serves as a sub-adviser to the Constellation International Equity Fund. As a sub-adviser, Brandywine makes investment decisions for the portion of the Fund's assets allocated to it and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2004, Brandywine had approximately $18.5 billion in assets under management.


                                                               Prospectus    89

INVESTMENTS AND PORTFOLIO MANAGEMENT

For its services as investment sub-adviser to the Constellation International Equity Fund, Brandywine is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.60% of the average daily net assets of the Fund allocated to its management. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to Brandywine can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Hilliard Lyons Asset Management ("HLAM"), an SEC-registered adviser located at Hilliard Lyons Center, 501 South Fourth Street, Louisville, KY 40202, serves as Sub-Adviser to the Constellation HLAM Large Cap Quality Stock Fund. As Sub-Adviser, HLAM makes investment decisions for the Fund and also ensures compliance with its investment policies and guidelines. As of December 31, 2004, HLAM and its affiliates managed individual, corporate, fiduciary and institutional accounts with assets aggregating approximately 4.8 billion. CIMCO has entered into a separate agreement with HLAM whereby CIMCO will not propose that the Fund's Board of Trustees terminate HLAM as sub-adviser to the HLAM Large Cap Quality Stock Fund prior to October 1, 2008, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating HLAM in circumstances in which CIMCO would otherwise terminate HLAM absent the agreement. CIMCO will, however, terminate HLAM as sub-adviser to the Fund under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Constellation HLAM Large Cap Quality Stock Fund, HLAM is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate of 0.35% on Allocated Assets. Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to HLAM can increase or decrease depending on the Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.

Turner Investment Partners, Inc. ("TIP"), an SEC-registered adviser located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as the Sub-Adviser to the Constellation TIP Mid Cap, Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, and Constellation TIP Healthcare & Biotechnology Funds (the "Constellation TIP Funds"). Prior to May 7, 2004, TIP served as the investment adviser to the Turner Financial Services, and Turner Healthcare & Biotechnology Funds, while Turner Investment Management, LLC, a majority-owned subsidiary of TIP, served as investment adviser to the Turner Small Cap Value Opportunities Fund. As sub-adviser, TIP makes investment decisions for the Constellation TIP Funds and also ensures compliance with the Constellation TIP Funds' investment policies and guidelines. As of December 31, 2004, TIP had approximately $15.8 billion in assets under management. CIMCO has entered into a separate agreement with TIP whereby CIMCO will not propose that the Board of Trustees terminate TIP as sub-adviser to the Constellation TIP Small Cap Value Opportunities, Financial Services, and Healthcare & Biotechnology Funds, prior to February 1, 2007, except under certain limited circumstances. This agreement raises a potential conflict of interest for CIMCO as it might inhibit CIMCO from terminating TIP in circumstances in which CIMCO would otherwise terminate TIP absent the agreement. CIMCO will, however, terminate TIP as sub-adviser to a Fund or Funds under any and all circumstances where its fiduciary duty to shareholders necessitates such action.

For its services as investment Sub-Adviser to the Constellation TIP Funds, TIP is entitled to receive base investment sub-advisory fees from CIMCO at an annualized rate, based on the average daily net assets of each Fund, as follows:

     Constellation TIP Mid Cap Fund                                        0.45%
     Constellation TIP Small Cap Value Opportunities Fund                  0.50%
     Constellation TIP Financial Services Fund                             0.50%
     Constellation TIP Healthcare & Biotechnology Fund                     0.50%


Similar to the advisory fee paid to CIMCO, the sub-advisory fee paid to TIP can increase or decrease depending on a Constellation TIP Fund's performance relative to its benchmark. The Funds' SAI contains a description of these performance-based adjustments.




90    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

CONTRACTUAL FEE WAIVER AGREEMENT

CIMCO has contractually agreed to waive fees and reimburse expenses in order to keep certain Funds' "Other Expenses" from exceeding the levels set forth below. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. To the extent that the Pitcairn Small Cap or International Equity Fund, respectively, earn revenues from securities lending activities during any given month, CIMCO's contractual fee waiver obligation with respect to the Fund may be reduced by an offsetting amount of such revenue, up to a maximum reduction of 0.01%.

                                                       CONTRACTUAL LIMIT ON
                        FUND                             "OTHER EXPENSES"
     Constellation Chartwell Ultra Short
     Duration Fixed Income                                     0.43%*
     Constellation Chartwell Short Duration
     Fixed Income                                              0.43%*
     Constellation Chartwell High Yield                        0.05%*
     Constellation HLAM Large Cap Quality
     Stock                                                     0.50%**
     Constellation Pitcairn Diversified Value                  0.40%***
     Constellation Pitcairn Select Value                       0.45%***
     Constellation Pitcairn Diversified Growth                 0.40%***
     Constellation Pitcairn Small Cap                          0.40%***
     Constellation Pitcairn Family Heritage(R)                 0.40%***
     Constellation Pitcairn Taxable Bond                       0.50%***
     Constellation Pitcairn Tax-Exempt Bond                    0.40%***
     Constellation Sands Capital Select Growth
     (Class I)                                                 0.25%***
     Constellation Sands Capital Select Growth
     (Class II)                                                0.50%***
     Constellation TIP Mid Cap (Class I)                       0.10%****
     Constellation TIP Mid Cap (Class II)                      0.35%****
     Constellation TIP Small Cap Value
     Opportunities                                             0.50%*
     Constellation International Equity                        0.50%***
     Constellation Strategic Value and High
     Income (Class I)                                          0.15%*
     Constellation Strategic Value and High
     Income (Class II)                                         0.40%*
     Constellation Clover Income Plus                          0.50%*

* CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through January 31, 2006.

** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through October 1, 2007.

*** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through July 31, 2007.

**** CIMCO contractually agrees to waive fees and reimburse expenses for Fund's "Other Expenses" through April 30, 2006.




                                                               Prospectus    91

INVESTMENTS AND PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS

The Constellation Clover Core Value Fund is managed by Michael Jones and Matthew Kaufler. The Constellation Clover Small Cap Value Fund is managed by Michael Jones and Lawrence Creatura. The Constellation Clover Large Cap Value Fund is managed by Paul Spindler and Stephen Sheflin. The Constellation Clover Core Fixed Income Fund is managed by John Garnish and Joseph Cerqua. The Constellation Clover Income Plus Fund is managed by Michael Jones, Paul Spindler and Lawrence Creatura. The Constellation Chartwell Ultra Short Duration Fixed Income Fund and Constellation Chartwell Short Duration Fixed Income Fund are managed by the team of Roger Early, Christine Williams and Craig Dembek. The Constellation Chartwell High Yield Fund is managed by a committee comprised of Paul Matlack, John McCarthy and Andrew Toburen. The Constellation HLAM Large Cap Quality Stock Fund is managed by Andrew W. Means and Don A. Keeney. The Constellation Pitcairn Diversified Value Fund is managed by Catherine Rooney and David Larrabee. The Constellation Pitcairn Select Value Fund is managed by Catherine Rooney and Christopher Driver. The Constellation Pitcairn Diversified Growth Fund is managed by Eric Feder and Catherine Rooney. The Constellation Sands Capital Select Growth Fund is managed by David E. Levanson, Frank Sands, Jr. and Frank Sands, Sr. The Constellation Pitcairn Small Cap Fund is managed by Christopher Driver and Eric Feder. The Constellation Pitcairn Family Heritage(R) Fund is managed by Eric Feder and David Larrabee. The Constellation Pitcairn Taxable Bond and Pitcairn Tax-Exempt Bond Funds are managed by John Raebiger, Jr. The Constellation TIP Mid Cap Fund is managed by Thomas DiBella, Kenneth Gainey and Steven Gold. The Constellation TIP Small Cap Value Opportunities Fund is managed by Thomas DiBella and Kenneth Gainey. The Constellation TIP Financial Services Fund is managed by Mark Turner. The Constellation TIP Healthcare & Biotechnology Fund is managed by Frank Sustersic and Heather McMeekin. The Constellation International Equity Fund is managed by Peter Sanborn and Martina Oechsle Vasconcelles for Oechsle, D. Kirk Henry for TBCAM, and Paul Erlichman for Brandywine. A committee of CIMCO employees manages the Constellation Strategic Value and High Income Fund. The background of each portfolio manager is set forth below.

CLOVER CAPITAL MANAGEMENT, INC.

Joseph P. Cerqua, CFA, Portfolio Manager and Fixed Income Analyst, joined Clover Capital in 1995. He has 9 years of investment experience.

Lawrence R. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments. He has 10 years of investment experience.

John F. Garnish, CFA, Portfolio Manager, joined Clover Capital in 2004. Prior to 2004, he was fixed income portfolio manager of the pension and insurance assets at Dow Chemical, and portfolio manager of separately managed accounts at First Boston. He has 18 years of investment experience.

Michael E. Jones, CFA, co-founded Clover Capital in 1984, and is Clover Capital's Chief Executive Officer. He has 25 years of investment experience.

Matthew P. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. He has 19 years of investment experience.

Stephen R. Sheflin, Portfolio Manager joined Clover Capital in 1995. He has 13 years of investment experience.

Paul W. Spindler, CFA, joined Clover Capital in 1988 and is a Vice President of Investments. He has over 16 years of investment experience.

CHARTWELL INVESTMENT PARTNERS

Craig Dembek, CFA, Senior Security Analyst, joined Chartwell in September 2003. Previously he was a Portfolio Manager/Senior Fixed Income Analyst with Turner Investment Partners, Inc., from May 2003 to September 2003. Mr. Dembek also held the positions of Senior Fixed Income Analyst for Stein, Roe and Farnham from January 2001 to May 2003, Assistant Vice President/Fixed Income Analyst at Delaware Investments from April 1999 to January 2001. He has 10 years of investment experience.

Roger A. Early, CFA, CPA, CFP, Chief Investment Officer-Fixed Income, joined Chartwell in September 2003. From February 2002 to September 2003, he was Chief Investment Officer-Fixed Income at TIP. Prior to joining TIP, he was Vice President/Senior Portfolio Manager-Equities and Fixed Income of Rittenhouse Financial (June 2001 to February







92    Prospectus

INVESTMENTS AND PORTFOLIO MANAGEMENT

2002), and Senior Vice President and Director of Investment Grade Fixed Income, Delaware Investment Advisors (July 1994 to June 2001). He has 21 years of investment experience.

Paul A. Matlack, CFA, Senior Portfolio Manager, joined Chartwell in September 2003. From September 2000 through September 2003, he was Senior Portfolio Manager at TIP. He has 17 years of investment experience.

John McCarthy, CFA, joined Chartwell in September 2003. Previously, he was a Portfolio Manager at TIP. Prior to joining TIP, he was a Senior High Yield Analyst, and more recently, a Senior Municipal Bond Trader for Delaware Investments. He has 16 years of investment experience.

Andrew S. Toburen, CFA, Principal, Senior Portfolio Manager, joined Chartwell in June 1999. He has 10 years of investment experience.

Christine Williams, Partner, Senior Portfolio Manager, joined Chartwell in September 1997. She has 14 years of investment experience.

HILLIARD LYONS ASSET MANAGEMENT
Don A. Keeney, CFA, joined Hilliard Lyons in 2004. From 2002-2004, he was an equity analyst with Mastrapasqua & Associates. He has over 9 years of investment experience.

Andrew W. Means, CFA, joined Hilliard Lyons in 1981. He has 23 years of investment experience.

PITCAIRN INVESTMENT MANAGEMENT
Christopher B. Driver, CFA, Vice President of Pitcairn and PTC, joined PTC in December 2000. Prior to joining PTC, he was a portfolio manager at PNC Advisors from 1999 to 2000. He has 14 years of investment experience.

Eric M. Feder, Vice President of Pitcairn and of PTC, joined PTC in 1994. He has over 10 years of investment experience.

David T. Larrabee, CFA, Vice President of Pitcairn and PTC, joined PTC in 1997. He has 11 years of investment experience.

John R. Raebiger, Jr., Vice President, Fixed Income, joined Pitcairn and PTC in 2002. Previously, he was Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management from 1998 to 2002. He has 9 years of investment experience.

Catherine E. Rooney, CFA, Vice President of Pitcairn and PTC, joined PTC in 1994. She has over 23 years of investment experience.

SANDS CAPITAL MANAGEMENT, L.P.
David E. Levanson, CFA, Senior Research Analyst, Senior Portfolio Manager and Director of U.S. Mutual Funds, rejoined Sands Capital in June 2002. Previously he was a Research Analyst with MFS Investment Management from 1999 to 2003. He previously had been a Research Analyst with Sands Capital from 1992 to 1994. He has 15 years of investment experience.

Frank M. Sands, Jr., CFA, President, Director of Research and Senior Portfolio Manager, joined Sands Capital Management in June 2000. He has 11 years of investment experience.

Frank M. Sands, Sr., CFA, CEO, Chief Investment Officer and Senior Portfolio Manager, co-founded Sands Capital Management, in 1992. He has 36 years of investment experience.


                                                               Prospectus    93

   INVESTMENTS AND PORTFOLIO MANAGEMENT

TURNER INVESTMENT PARTNERS, INC.
Thomas J. DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management, LLC. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. He has 21 years of investment experience.

Kenneth W. Gainey, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in March 2002 as a founding member of one of its affiliates, Turner Investment Management LLC. From July 1999 until March 2002, Mr. Gainey held various financial and portfolio management positions with Aeltus Investment Management and Aetna International, Inc./ Aetna Financial Services. He has 13 years of investment experience.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. He has 19 years of investment experience.

Heather F. McMeekin, Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has 9 years of investment experience.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Security Analyst, joined TIP in 1994. He has 15 years of investment experience.

Mark Turner, Vice Chairman, Senior Portfolio Manager/Security Analyst, co-founded TIP in 1990. He has 23 years of investment experience.

OECHSLE INTERNATIONAL ADVISORS, LLC

Peter Sanborn, CFA, Principal and a Portfolio Manager/Research Analyst, joined Oeschle in 1993. He has 18 years of investment experience.

Martina Oeschsle Vasconcelles, Principal and Portfolio Manager/Research Analyst, joined Oechsle in 1990. She has 16 years of investment experience.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC

D. Kirk Henry, CFA, Senior Vice President and Co-Director of International Equities, joined TBCAM in 1994. He has 14 years of investment experience.

BRANDYWINE ASSET MANAGEMENT, LLC

Paul D. Erlichman, Managing Director of Brandywine, joined Brandywine in 1998. He has 20 years of investment experience.

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

NO SALES CHARGES

o There are no sales charges when you purchase either Class I or Class II Shares of the Funds.

HOW TO BUY SHARES

o  By phone, mail, wire or online at www.constellationfundsgroup.com;

o  Through the Systematic Investment Plan; and

o  Through exchanges from another Constellation Fund.

MINIMUM INITIAL INVESTMENTS

o Except as noted below, the minimum initial investment in Class I or Class II Shares of any Fund is $2,500;

   --The minimum initial investment for the Systematic Investment Plan in Class II Shares of any Fund is $100; and

   --The minimum initial investment for Individual Retirement Accounts in Class II Shares of any Fund is $2,000.

o The minimum initial investment in Class I Shares of the Constellation Sands Capital Select Growth Fund and Constellation TIP Mid Cap Fund is $250,000.


94    Prospectus

   PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

   --In the case of an omnibus account, this minimum initial investment requirement may be met by aggregating the total initial investment of the investors in the omnibus account.

We reserve the right to waive the minimum initial investment requirement.

MINIMUM SUBSEQUENT INVESTMENTS

o  $50 by phone, mail, wire or online; and

o  $25 through the Systematic Investment Plan.

SYSTEMATIC INVESTING

o Our Systematic Investment Plan allows you to purchase shares automatically through regular deductions from your bank checking or savings account in order to reach the $2,500 minimum investment. Please contact us for information regarding participating banks.

o You will need a minimum investment of $100 to open your account and scheduled investments of at least $25.

o If you stop your scheduled investments before reaching the $2,500 minimum investment, we reserve the right to close your account. We will provide 60 days written notice to give you time to add to your account, and avoid the sale of your shares.

SYSTEMATIC WITHDRAWAL PLAN

o If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan, you may arrange for monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, through electronic transfer to your account.

MINIMUM ACCOUNT SIZE

o In general, you must maintain a minimum account balance of $1,000. If your account drops below $1,000 due to redemptions, you may be required to sell your shares.

o You will receive at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

WHEN CAN YOU PURCHASE, SELL OR EXCHANGE SHARES?

o You may purchase, sell or exchange shares on any day that the New York Stock Exchange (NYSE) is open for business. We define this as a "Business Day."

o You may purchase, sell or exchange shares by phone on any Business Day between 9:00 A.M. and 4:00 P.M. (Eastern time)

o In order to receive the current Business Day's net asset value (NAV) all purchases, exchanges and redemption orders must be received by the Funds' Transfer Agent ("Transfer Agent") or other authorized agent by 4:00 P.M. (Eastern time). Trades received after that time will be executed at the following Business Day's closing price.

HOW FUND PRICES ARE CALCULATED

o The price per share (also referred to as the offering price) will be the NAV determined after the Transfer Agent receives your purchase order.

o The Funds' NAV is calculated once each Business Day at the regularly scheduled close of normal trading on the NYSE (usually 4:00 P.M. Eastern time). Shares are not priced on days in which the NYSE is closed for trading.

o In calculating the NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser, the applicable Sub-Adviser, or their respective agents believe that they are unreliable, Fund management may determine fair value prices in good faith using methods approved by the Board of Trustees.

o If a Fund uses fair value pricing to value its securities, it may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities. While the use of fair value pricing is intended to result in an NAV calculation that fairly reflects security values as of the time of pricing, fair




                                                               Prospectus    95

   PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

   values determined pursuant to the Funds' procedures may not accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

   --With respect to Funds that invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Funds would use fair value pricing - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

   --When valuing fixed income securities with remaining maturities of more than 60 days, the Funds use the value of the security provided by pricing services, and these values may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Funds use the security's amortized cost. Amortized costs and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

   --The Funds may consider a variety of factors when determining the fair value of an illiquid security. Such considerations may include, but are not limited to, fundamental analytical data relating to the security; the nature and duration of any restriction on the disposition of the security; special reports prepared by analysts; information as to any transactions or offers with respect to the security; the price and extent of public trading in similar securities of the issuer or compatible companies and other relevant matters, information as to any transactions or offers with respect to the security, other news events, or any other relevant information.

   --With respect to the Constellation International Equity Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges.

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Funds do not accommodate frequent trading by shareholders. The Funds and/ or their service providers will take steps to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds' service providers will consider the trading history of accounts under common ownership or control. The Funds' policies and procedures include:

o Shareholders are restricted from making more than four "round trips" into or out of a Fund per calendar year. If a shareholder exceeds this amount, the Fund and/or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund.

o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Funds or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds and/or their service providers will apply these policies to the best of their abilities in a manner they believe is consistent with the interests of the Funds' long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and



96    Prospectus

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

other financial intermediaries. The Funds and their service providers' access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Funds cannot assure that its policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares), and as a result frequent trading could adversely affect the Funds and their long-term shareholders as discussed above.

REDEMPTION FEES

Sales or exchanges out of the Funds are not currently subject to a redemption fee, but may be subject to a 2% redemption fee in the future (except for Chartwell Ultra Short Duration Fixed Income and Chartwell Short Duration Fixed Income Funds). The Funds will provide notice to shareholders before they implement the redemption fee.

Any redemption fee will not be assessed against persons who hold their shares through a single qualified retirement plan or other omnibus account arrangement where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. We reserve the right nonetheless to impose the fee on these accounts when a pattern of trading in an account emerges that is harmful to the Fund. In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a shareholder's holdings will be viewed on a first in/first out basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange. Dividends and capital gains are not subject to the redemption fee.

EXCHANGING SHARES

o You may exchange Class I Shares of a Fund for Class I Shares of another Fund, and you may also exchange Class II Shares of a Fund for Class II Shares of another Fund, subject to any applicable limitations resulting from the closing of Funds to new investors.

o When you exchange shares, you are selling your shares and buying other Fund shares. Your sale price and purchase price will be based on the NAV next calculated after the Transfer Agent receives your exchange request.

o As discussed above under "Market Timing Policies and Procedures," we limit the number of exchanges to four "round trips" during any calendar year. A round trip is a redemption (exchange) out of a Fund followed by a purchase (exchange) back into the Fund. If a shareholder exceeds 4 exchanges per calendar year, or if the Funds determine, in their sole discretion, that a shareholder's exchange activity is short-term in nature or otherwise not in the best interest of the Funds, the Funds may bar the shareholder from making further exchanges or purchases.

o We may change or cancel our exchange policy at any time upon 60 days' notice.

o Currently, Class II Shares of any Fund may be exchanged or converted for Class I Shares of the Constellation Sands Capital Select Growth Fund, so long as the minimum investment requirement for such Fund is met.

PURCHASES, SALES AND EXCHANGES THROUGH FINANCIAL INSTITUTIONS

You may also purchase, sell or exchange shares through accounts with brokers and other financial institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may differ from the procedures for investing directly in the Funds. For example, in order for your transaction to be processed on the day that the order is placed, your financial institution may require you to place your order at an earlier time in the day than would be required if you were placing the order directly with the Funds. This allows the financial institution time to process your request and transmit it to us.

Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

LIMITATIONS ON PURCHASES, SALES AND EXCHANGES

o The Funds will only accept purchase or exchange requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Funds may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify


                                                               Prospectus    97

   PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

   your identity, the Funds reserve the right to not open or close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third-party checks (except for properly endorsed IRA rollover checks). The Funds may reject or cancel any purchase orders, including exchanges, for any reason.

o The Funds will normally send your sale proceeds within three Business Days after they receive your redemption request, but it may take up to seven days. If you recently purchased your shares by check or through the Automated Clearing House (ACH), redemption proceeds may not be available, or exchange requests may not be permitted, until your investment has cleared (which for checks may take up to 15 days from the date of purchase).

o The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' Statement of Additional Information
   (SAI).

HOW TO OPEN AN ACCOUNT

BY TELEPHONE

Call 1-866-242-5742 (Option 3) between 9:00 A.M. and 4:00 P.M. (Eastern time). You must authorize each type of transaction on your account application that accompanies this Prospectus. If you call, the Fund's representative may request personal identification and record the call.

If you already have an account and you have authorized telephone transactions, you may open an account in another Constellation Fund. The registration on the accounts must be identical.

BY INTERNET

You can only open an account online if you already have an existing Constellation Funds account. The registration on the account must be identical. The Funds' website is www.constellationfundsgroup.com.

BY MAIL

Send the completed application that accompanies this Prospectus and a check payable to the Constellation Funds to:

     BY REGULAR MAIL                        BY EXPRESS OR OVERNIGHT MAIL
     Constellation Funds                    Constellation Funds
     P.O. Box 219520                        c/o DST Systems Inc.
     Kansas City, MO 64105-9520             430 W. 7th Street
                                            Kansas City, MO 64105

Checks must be in U.S. dollars and drawn on U.S. banks. The Funds do not accept third party checks, credit card checks, checks issued by internet banks, money orders, traveler's checks or cash.

BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 (Option
3) to let us know that you intend to make your initial investment by wire. You will be given a fax number to which you should send your completed account application. You will receive a telephone call from our representatives with your new account number. Wire funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870964856
     Further Credit: [Name of Fund, shareholder name and Constellation Funds account number]

AUTOMATIC TRANSACTIONS

You can open an account through our Systematic Investment Plan ($100 minimum). You must elect this option on your account application. Please call a Constellation Funds representative at 1-866-242-5742 for assistance.




98    Prospectus

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PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

HOW TO ADD TO AN ACCOUNT

BY TELEPHONE

Current shareholders may purchase shares by telephone if they have previously requested this privilege on the account application. Call 1-866-242-5742 and provide your account number to the Constellation Funds' representative. You must then instruct your bank to wire the money. Please see the wire instructions below.

BY INTERNET

You can make additional investments by going to our website at www.constellationfundsgroup.com. Use your existing account number and tax ID number to create a personal identification number (PIN). These investments will be made via Automated Clearing House (ACH) and will be deducted from your bank account. Your account will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

BY MAIL

Please send your check payable to the Constellation Funds along with a signed letter stating the name of the fund and your account number.

BY WIRE

Please contact a Constellation Funds' representative at 1-866-242-5742 to let us know that you intend to send money by wire. Wire funds to:

     United Missouri Bank of Kansas NA
     ABA #101000695
     Account # 9870964856
     Further credit: [include Name of Fund, shareholder name and your Constellation Funds account number]

AUTOMATIC TRANSACTIONS

Regularly scheduled investments ($25 minimum) can be deducted automatically from your bank checking or savings account. You can arrange monthly, quarterly, semi-annual or annual automatic investments.

HOW TO SELL SHARES

BY TELEPHONE

You may sell shares by calling 1-866-242-5742 provided that you have previously requested this privilege on your account application. The Funds will send money only to the address of record via check, ACH or by wire. Your bank may charge you a wire fee. The sale price of each share will be the next NAV determined after we receive your request.

BY INTERNET

Existing shareholders can sell shares via our website at www.constellationfundsgroup.com. The sale price of each share will be the next NAV determined after we receive your request. Redemptions will be funded via check, ACH or wire to the instructions of record. Your bank may charge a wire fee.

BY MAIL

Please send us a letter with your name, Fund name, account number and the amount of your request. All letters must be signed by the owners of the account. The sale price of each share will be the next NAV determined after we receive your request. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was opened.

BY WIRE

Proceeds from the sale of shares from your account may be wired to your bank account. Your bank may charge you a fee for this service. Please follow the instructions for "How to Sell Shares" by telephone above.




                                                               Prospectus    99

PURCHASING, SELLING AND EXCHANGING CONSTELLATION FUNDS

AUTOMATIC TRANSACTIONS

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under this Plan, you can arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds will be mailed to you by check or electronically transferred to your bank checking or savings account.

HOW TO EXCHANGE SHARES

BY TELEPHONE

You may exchange shares on any Business Day by calling the Funds at 1-866-242-5742, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check of through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY MAIL

You may exchange shares on any Business Day by writing to the Funds, or by placing the order through your financial institution (if applicable). If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your investment has cleared (which may take up to 15 days from the date of purchase).

BY WIRE

Not applicable

AUTOMATIC TRANSACTIONS

Not applicable

OTHER POLICIES

FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Funds at 1-866-242-5742, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Funds shall have no obligation regarding the return of these documents. The Funds are required by law to reject your new account application if you do not provide the required identifying information.


The Funds or their agent will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If a Fund is unable to obtain this information within a time period established in its sole discretion, which may change from time to time, it will reject your application or close your account at the then-current day's NAV (less any applicable sales charges) and remit proceeds to you via check. The Funds further reserve the right to hold your proceeds until your check for the purchase of Fund shares clears the bank, which may take up to 15 days from the date of purchase. Because your purchase price may be different from the price upon redemption, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from



100    Prospectus

DIVIDENDS, DISTRIBUTIONS AND TAXES

being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. The Funds will take these actions when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority or by applicable law.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of Fund portfolio security holdings is available in the SAI.

REDEMPTIONS IN-KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (i.e. when the Board determines that payment in cash would not be in the best interests of the Funds' remaining shareholders) the Funds reserve the right to pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale, as with any redemption. In addition, the securities that you receive would be subject to market risk until they were sold.

TELEPHONE/ONLINE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone or via our website (www.constellationfundsgroup.com) is extremely convenient, but not without risk. We have established certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. So long as we follow these safeguards and procedures, we generally will not be responsible for any losses or costs incurred by following telephone or web instructions we reasonably believe to be genuine. If you or your financial institution transact business with us over the telephone or via our website, you will generally bear the risk of any loss.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including:

o  Written requests for redemptions in excess of $50,000;

o All written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and

o Redemption requests that provide that the proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account.

Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature from a notary public is not sufficient.

DISTRIBUTION OF FUND SHARES

Constellation Investment Distribution Company, Inc. (the "Distributor"), a registered broker-dealer that is owned and operated by Constellation Investment Management Company, LP, serves as Distributor of the Funds.

The Constellation HLAM Large Cap Quality Stock, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), Constellation Pitcairn Taxable Bond, Constellation Pitcairn Tax-Exempt Bond, Constellation Sands Capital Select Growth, Constellation TIP Mid Cap, Constellation TIP Small Cap Value Opportunities, Constellation TIP Healthcare & Biotechnology, Constellation International Equity and Constellation Strategic Value and High Income Funds have adopted a Distribution and Shareholder Service Plan for their Class II Shares (the "Class II Plan") that allows the Funds to pay distribution and/or service fees to the Distributor and other firms that provide distribution and/or




                                                              Prospectus    101

DIVIDENDS, DISTRIBUTIONS AND TAXES

shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds may pay distribution fees to the Distributor at an annual rate not to exceed 0.75% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. Currently, no Funds are authorized to pay distribution fees under the Class II Plan. If a Service Provider provides shareholder services, the Funds may pay service fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets. The Distributor will, in turn, pay the Service Provider for the services it provides. Each of the Funds is authorized to pay shareholder service fees under the Class II Plan. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

CIMCO provides additional cash payments and/or non-cash compensation out of its own resources and not out of Fund assets to some (but not necessarily all) financial intermediaries who sell shares of the Fund to their clients or otherwise assist in the marketing of Fund shares and/or the provision of services to shareholders. These payments include fees payable to mutual fund "platforms," such as those maintained by Charles Schwab & Co., Inc., as well as those paid to retirement plan administrators and service providers and other parties who provide valuable services to clients and their representatives, including referral services and similar programs. These arrangements are sometimes referred to as "revenue sharing" arrangements, and are supplemental to any shareholder services paid for out of or through the Funds' shareholder service plan. In addition, from time to time, CIMCO and/or its affiliate, the Distributor, may pay non-cash compensation to brokers and other financial intermediaries in the form of sponsorship support of regional or national events, as well as occasional gifts, meals, event tickets or other entertainment. Investors may obtain additional information about these arrangements, including the potential conflicts of interests that such arrangements may present or create, from their intermediaries.

DIVIDENDS AND DISTRIBUTIONS

The Constellation Clover Core Value, Constellation Clover Small Cap Value, Constellation Clover Large Cap Value, Constellation Clover Income Plus, Constellation HLAM Large Cap Quality Stock, Constellation Pitcairn Diversified Value, Constellation Pitcairn Select Value, Constellation Pitcairn Diversified Growth, Constellation Sands Capital Select Growth, Constellation Pitcairn Small Cap, Constellation Pitcairn Family Heritage(R), and Constellation Strategic Value and High Income Funds distribute their income, if any, quarterly as a dividend to shareholders. The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, Constellation Chartwell High Yield, Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds declare their investment income daily and distribute it monthly as a dividend to shareholders. The Constellation TIP Mid Cap, Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, and Constellation International Equity Funds distribute their income annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send written notice to the Fund.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other




102    Prospectus

DIVIDENDS, DISTRIBUTIONS AND TAXES

requirements are satisfied by you and by the Fund. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, Constellation Pitcairn Taxable Bond and Constellation Pitcairn Tax-Exempt Bond Funds each expect to distribute primarily ordinary income distributions.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Funds that invest in foreign securities. In addition, the Funds may be able to pass along a tax credit for foreign income taxes they pay. A Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax return if it makes this election.

More information about taxes is in the Funds' SAI.






                                                              Prospectus    103

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class I and Class II shares of the Funds, including the time period during which certain of the Funds were part of the Turner, Pitcairn and Hilliard-Lyons Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. The financial highlights for each Fund, except the TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund, for the period ended September 30, 2004 were audited by KPMG LLP, independent registered public accounting firm. The financial highlights for each Fund, for periods ending prior to September 30, 2004 were audited by other independent registered public accounting firms. The financial highlights for the TIP Mid Cap Fund and HLAM Large Cap Quality Stock Fund, for the period ended December 31, 2004 were also audited by KPMG LLP. The reports of the independent registered public accounting firm, along with each Fund's financial statements and related notes, appears in the 2004 Annual Report for the Funds. You can obtain the annual report, which contains more performance information, at no charge by calling 1-866-242-5742. The Annual Report has been incorporated by reference into our SAI.

CONSTELLATION CLOVER CORE VALUE FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                              2004        2003(2)           2002        2001(3)           2000
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $14.18         $11.71         $14.85         $14.23         $15.92
Income From Investment Operations
 Net investment income                                           0.06           0.05           0.08           0.05           0.05
 Realized and unrealized gains (losses) on
  investments                                                    2.84           2.47         (0.61)           0.59           1.79
 Total From Investment Operations                                2.90           2.52         (0.53)           0.64           1.84
Less Dividends and Distributions
 Dividends from net investment income                          (0.06)         (0.05)         (0.08)         (0.02)         (0.07)
 Distributions from capital gains                              (0.51)             --         (2.53)             --         (3.46)
 Total Dividends and Distributions                             (0.57)         (0.05)         (2.61)         (0.02)         (3.53)
 Net Asset Value, End of Period                                $16.51         $14.18         $11.71         $14.85         $14.23
Total Return                                                   20.75%         21.61%        (6.37)%          4.50%         13.67%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                              $59,714        $46,673        $43,571        $41,715        $45,657
 Ratio of Net Expenses to Average Net Assets+                   1.08%          1.13%          1.10%          1.10%          1.10%
 Ratio of Total Expenses to Average Net Assets                  1.08%          1.13%          1.13%          1.16%          1.11%
 Ratio of Net Investment Income to
   Average Net Assets+                                          0.39%          0.43%          0.56%          0.30%          0.34%
 Portfolio Turnover Rate++                                        55%            67%           103%           128%            90%


+Inclusive of directed brokerage arrangements, waivers and reimbursements.

++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Effective April 15, 2003, the Board of Trustees of Turner Funds approved a resolution to change the name of the Turner Midcap Value Fund to the Turner Core Value Fund and to change its principal investment strategy to a "core" approach.

(3)On April 30, 2001, shareholders of the Clover Equity Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Midcap Value Fund effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.







104    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CLOVER SMALL CAP VALUE FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                      2004              2003             2002           2001(2)             2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $19.23            $15.20           $16.69            $16.36           $13.71
Income From Investment Operations
 Net investment income (loss)                          (0.01)              0.01             0.06              0.10           (0.02)
 Realized and unrealized gains (losses) on
   investments                                           4.57              4.04           (1.50)              1.67             3.91
 Total From Investment Operations                        4.56              4.05           (1.44)              1.77             3.89
Less Dividends and Distributions
 Dividends from net investment income                   (0.03)           (0.02)(3)         (0.05)            (0.05)              --
 Distributions from capital gains                          --                --               --             (1.39)          (1.24)
 Total Dividends and Distributions                     (0.03)            (0.02)(3)        (0.05)             (1.44)          (1.24)
 Net Asset Value, End of Period                        $23.76            $19.23           $15.20            $16.69           $16.36
Total Return                                           23.72%            26.66%          (8.69)%            12.15%           29.59%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                     $540,278          $394,946         $464,576          $178,164          $36,254
 Ratio of Net Expenses to Average Net
  Assets+                                               1.22%             1.27%            1.26%             1.28%            1.40%
 Ratio of Total Expenses to Average Net
  Assets                                                1.22%             1.27%            1.26%             1.28%            1.47%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets+                                (0.09)%             0.08%            0.31%             0.37%          (0.11)%
 Portfolio Turnover Rate++                                61%               52%              38%              120%              86%



+Inclusive of directed brokerage arrangements, waivers and reimbursements.

++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On April 30, 2001, shareholders of the Clover Small Cap Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Small Cap Value Fund effective May 1, 2001.

(3)Includes return of capital of $0.004.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    105

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CLOVER LARGE CAP VALUE FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                      2004              2003             2002           2001(2)             2000
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $9.56             $7.86            $9.89            $12.44           $11.43
Income From Investment Operations
 Net investment income                                   0.08              0.08             0.10              0.11             0.08
 Realized and unrealized gains (losses) on
   investments                                           1.27              1.70            (2.03)            (1.93)            2.06
 Total From Investment Operations                        1.35              1.78            (1.93)            (1.82)            2.14
Less Dividends and Distributions
 Dividends from net investment income                   (0.08)            (0.08)           (0.10)            (0.11)           (0.09)
 Distributions from capital gains                          --                --               --             (0.62)           (1.04)
 Total Dividends and Distributions                      (0.08)            (0.08)           (0.10)            (0.73)           (1.13)
 Net Asset Value, End of Period                        $10.83             $9.56            $7.86             $9.89           $12.44
Total Return                                           14.07%            22.72%         (19.66)%          (15.47)%           19.84%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                       $6,251            $4,792           $4,255            $5,152           $5,163
 Ratio of Net Expenses to Average Net
  Assets+                                               1.25%             1.15%            0.95%             0.95%            0.95%
 Ratio of Total Expenses to Average Net
  Assets                                                1.52%             1.70%            1.54%             3.56%            3.98%
 Ratio of Net Investment Income to
   Average Net Assets+                                  0.72%             0.89%            1.06%             1.00%            0.75%
 Portfolio Turnover Rate++                                78%               59%              70%              121%             154%



+Inclusive of directed brokerage arrangements, waivers and reimbursements.

++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On April 30, 2001, shareholders of the Clover Max Cap Value Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc., with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Large Cap Value Fund effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.




106    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CLOVER CORE FIXED INCOME FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003            2002         2001(2)            2000
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.40          $10.55          $10.20           $9.62           $9.50
Income From Investment Operations
 Net investment income                                       0.43            0.45            0.52            0.54            0.54
 Realized and unrealized gains (losses) on
   investments                                             (0.13)          (0.10)            0.35            0.58            0.12
 Total From Investment Operations                            0.30            0.35            0.87            1.12            0.66
Less Dividends and Distributions
 Dividends from net investment income                      (0.43)          (0.47)          (0.52)          (0.54)          (0.54)
 Distributions from capital gains                              --          (0.03)              --              --              --
 Total Dividends and Distributions                         (0.43)          (0.50)          (0.52)          (0.54)          (0.54)
 Net Asset Value, End of Period                            $10.27          $10.40          $10.55          $10.20           $9.62
Total Return+                                               2.97%           3.37%           8.85%          11.99%           7.21%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                          $32,334         $43,391         $42,924         $34,074         $31,486
 Ratio of Net Expenses to Average Net Assets+               0.80%           0.78%           0.75%           0.75%           0.75%
 Ratio of Total Expenses to Average Net Assets              0.85%           0.87%           0.87%           1.01%           1.02%
 Ratio of Net Investment Income to
   Average Net Assets+                                      3.94%           4.25%           5.03%           5.50%           5.72%
 Portfolio Turnover Rate                                      45%             46%             49%             34%             42%



+Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On April 30, 2001, shareholders of the Clover Fixed Income Fund approved a change in the adviser from Clover Capital Management, Inc. to Turner Investment Partners, Inc. with Clover Capital becoming the Fund's sub-adviser. In connection with the change in adviser the Fund changed its name to the Turner Core Fixed Income Fund, effective May 1, 2001.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    107

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND -- CLASS I SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003            2002            2001            2000
 --------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.17          $10.23          $10.22          $10.05          $10.05
Income From Investment Operations
 Net investment income                                       0.21            0.08(2)         0.25            0.54            0.61
 Realized and unrealized gains (losses) on
   investments                                             (0.05)            0.06            0.05            0.15            0.01
 Total From Investment Operations                            0.16            0.14            0.30            0.69            0.62
Less Dividends and Distributions
 Dividends from net investment income                      (0.21)          (0.19)          (0.29)          (0.52)          (0.62)
 Distributions from capital gains                              --          (0.01)              --              --              --
 Total Dividends and Distributions                         (0.21)          (0.20)          (0.29)          (0.52)          (0.62)
 Net Asset Value, End of Period                            $10.12          $10.17          $10.23          $10.22          $10.05
Total Return                                                1.63%           1.40%           2.95%           7.09%           6.34%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                         $391,934        $462,567        $470,021         $93,531         $30,365
 Ratio of Net Expenses to Average Net Assets+               0.46%           0.41%           0.36%           0.36%           0.36%
 Ratio of Total Expenses to Average Net Assets              0.58%           0.62%           0.60%           0.87%           1.25%
 Ratio of Net Investment Income to
   Average Net Assets+                                      2.08%           0.78%           2.27%           5.09%           6.15%
 Portfolio Turnover Rate                                      44%            222%             71%            119%            141%



+Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Based on average shares outstanding

Amounts designated as "--" are either $0 or have been rounded to $0.








108    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.14          $10.24          $10.16           $9.82           $9.84
Income From Investment Operations
 Net investment income                                       0.28            0.17(2)         0.35            0.57            0.58
 Realized and unrealized gains (losses) on
   investments                                              (0.10)           0.05            0.12            0.32           (0.01)
 Total From Investment Operations                            0.18            0.22            0.47            0.89            0.57
Less Dividends and Distributions
 Dividends from net investment income                       (0.28)          (0.25)          (0.39)          (0.55)          (0.59)
 Distributions from capital gains                              --           (0.07)             --              --              --
 Total Dividends and Distributions                          (0.28)          (0.32)          (0.39)          (0.55)          (0.59)
 Net Asset Value, End of Period                            $10.04          $10.14          $10.24          $10.16           $9.82
Total Return                                                1.84%           2.15%           4.69%           9.35%           6.00%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                         $172,213        $252,772        $264,010         $68,405         $42,092
 Ratio of Net Expenses to Average Net Assets+               0.46%           0.41%           0.36%           0.36%           0.36%
 Ratio of Total Expenses to Average Net Assets              0.60%           0.62%           0.60%           0.72%           0.74%
 Ratio of Net Investment Income to
   Average Net Assets+                                      2.49%           1.65%           3.27%           5.65%           5.94%
 Portfolio Turnover Rate                                      84%            200%            178%            104%            136%



+Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    109

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION CHARTWELL HIGH YIELD FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                          2004            2003         2002(2)            2001            2000
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $5.02           $4.45           $5.49           $8.10           $8.82
Income From Investment Operations
 Net investment income                                       0.35            0.37            0.64            0.78            0.79
 Realized and unrealized gains (losses) on
   investments                                               0.10            0.56           (1.04)          (2.61)          (0.72)
 Total From Investment Operations                            0.45            0.93           (0.40)          (1.83)           0.07
Less Dividends and Distributions
 Dividends from net investment income                       (0.35)          (0.36)          (0.64)          (0.78)          (0.79)
 Distributions from capital gains                              --              --              --              --              --
 Total Dividends and Distributions                          (0.35)          (0.36)          (0.64)          (0.78)          (0.79)
 Net Asset Value, End of Period                             $5.12           $5.02           $4.45           $5.49           $8.10
Total Return                                                9.34%          21.61%         (8.05)%        (23.66)%           0.56%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                          $10,171          $9,408          $9,432         $13,977         $32,560
 Ratio of Net Expenses to Average Net Assets+               0.86%           0.76%           0.68%           0.68%           0.68%
 Ratio of Total Expenses to Average Net Assets              1.14%           1.16%           1.47%           1.38%           1.04%
 Ratio of Net Investment Income to
   Average Net Assets+                                      6.98%           7.71%          12.78%          11.18%           8.94%
 Portfolio Turnover Rate                                     199%            241%            171%             86%             76%



+Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)The information set forth in this table for the periods prior to May 1, 2002, is the financial data of the Penn Capital Strategic High Yield Bond Fund. Effective May 1, 2002, Turner Investment Partners, Inc. became the Fund's adviser.

Amounts designated as "--" are either $0 or have been rounded to $0.








110    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION HLAM LARGE CAP QUALITY STOCK FUND -- CLASS II SHARES


FOR THE PERIODS ENDED DECEMBER 31:                               2004           2003           2002           2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $24.73         $24.02         $30.89         $33.89         $33.71
Income From Investment Operations
 Net investment income (loss)                                    0.01          (0.07)         (0.08)         (0.12)         (0.06)
 Realized and unrealized gains (losses) on
   investments                                                   1.16           4.58          (6.79)         (2.88)          0.24
 Total From Investment Operations                                1.17           4.51          (6.87)         (3.00)          0.18
Less Dividends and Distributions
 Dividends from net investment income                              --             --             --             --             --
 Distributions from capital gains                               (4.32)         (3.80)            --             --             --
 Total Dividends and Distributions                              (4.32)         (3.80)            --             --             --
 Net Asset Value, End of Period                                $21.58         $24.73         $24.02         $30.89         $33.89
Total Return+                                                   4.73%         19.07%       (22.20)%        (8.85)%          0.53%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                              $20,959        $35,806        $34,963        $51,402        $62,884
 Ratio of Expenses to Average Net Assets++                      1.30%          1.30%          1.29%          1.25%          1.29%
 Ratio of Total Expenses to
   Average Net Assets                                           1.97%          1.82%          1.46%          1.44%          1.37%
 Ratio of Net Investment Income (Loss)
   to Average Net Assets++                                      0.04%        (0.27)%        (0.32)%        (0.36)%        (0.17)%
 Portfolio Turnover Rate                                           7%            28%            19%            19%            34%



+Return is for the period indicated and has not been annualized

++Inclusive of waivers and reimbursements.

Amounts designated as "--" are either $0 or have been rounded to $0








                                                              Prospectus    111

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN DIVERSIFIED VALUE FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                  2004(2)          2003         2002         2001       2000(3)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.26         $8.50        $9.19       $10.52        $10.00
Income From Investment Operations
 Net investment income                                                 0.10          0.12         0.10         0.09          0.01(4)
 Realized and unrealized gains (losses) on investments                 0.97          1.77        (0.69)       (1.33)         0.51(4)
 Total From Investment Operations                                      1.07          1.89        (0.59)       (1.24)         0.52
Less Dividends and Distributions
 Dividends from net investment income                                 (0.11)        (0.13)       (0.10)       (0.09)           --
 Distributions from capital gains                                        --            --           --           --            --
 Total Dividends and Distributions                                    (0.11)        (0.13)       (0.10)       (0.09)           --
 Net Asset Value, End of Period                                      $11.22        $10.26        $8.50        $9.19        $10.52
Total Return                                                        10.50%+        22.43%      (6.43)%     (11.87)%        5.24%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                   $152,202      $143,641     $122,391     $139,767      $165,823
 Ratio of Net Expenses to Average Net Assets++                        1.02%         1.01%        1.02%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets                        1.14%         1.14%        1.13%        1.16%         1.22%
 Ratio of Net Investment Income to Average Net Assets++               1.06%         1.32%        1.17%        0.92%         0.73%
 Portfolio Turnover Rate                                                75%           59%          26%          48%           12%

+Returns are for the periods indicated and have not been annualized.

++ Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)Based on average shares outstanding

Amounts designated as "--" are either $0 or have been rounded.


112    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN SELECT VALUE FUND -- CLASS II SHARES(1)

FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                  2004(2)          2003         2002         2001       2000(3)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.38         $8.36       $10.01       $10.96        $10.00
Income From Investment Operations
 Net investment income                                                 0.08          0.08         0.09         0.09          0.02
 Realized and unrealized gains (losses) on investments                 0.66          2.03        (1.65)       (0.95)         0.95
 Total From Investment Operations                                      0.74          2.11        (1.56)       (0.86)         0.97
Less Dividends and Distributions
 Dividends from net investment income                                 (0.09)        (0.09)       (0.09)       (0.09)        (0.01)
 Distributions from capital gains                                     (0.16)           --           --           --            --
 Total Dividends and Distributions                                    (0.25)        (0.09)       (0.09)       (0.09)        (0.01)
 Net Asset Value, End of Period                                      $10.87        $10.38        $8.36       $10.01        $10.96
Total Return                                                         7.16%+        25.48%     (15.77)%      (7.90)%        9.70%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                    $61,817       $58,133      $48,455      $60,986       $62,392
 Ratio of Net Expenses to Average Net Assets++                        1.03%         1.02%        1.02%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets                        1.19%         1.23%        1.19%        1.19%         1.33%
 Ratio of Net Investment Income to Average Net Assets++               0.84%         0.86%        0.92%        0.85%         0.95%
 Portfolio Turnover Rate                                               111%          104%         110%         104%           27%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    113

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN DIVERSIFIED GROWTH FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                    2004(2)       2003         2002         2001          2000(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $5.25         $4.40        $5.66        $9.18        $10.00
Income From Investment Operations
 Net investment income (loss)                                            --            --        (0.01)       (0.03)        (0.01)
 Realized and unrealized gains (losses) on investments                 0.11          0.85        (1.25)       (3.49)        (0.81)
 Total From Investment Operations                                      0.11          0.85        (1.26)       (3.52)        (0.82)
Less Dividends and Distributions
 Dividends from net investment income                                    --(4)         --           --           --            --
 Distributions from capital gains                                        --            --           --           --            --
 Total Dividends and Distributions                                       --(4)         --           --           --            --
 Net Asset Value, End of Period                                       $5.36         $5.25        $4.40        $5.66         $9.18
Total Return                                                          2.14%+       19.32%     (22.26)%     (38.34)%       (8.20)%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                   $104,528       $95,724      $82,368     $107,141      $174,960
 Ratio of Net Expenses to Average Net Assets++                        1.02%         1.01%        1.01%        1.00%         1.00%
 Ratio of Total Expenses to Average Net Assets                        1.15%         1.16%        1.14%        1.17%         1.22%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets++                                                 --%         0.05%      (0.15)%      (0.44)%       (0.68)%
 Portfolio Turnover Rate                                                53%           70%          35%          37%            6%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.








114    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN SMALL CAP FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                     2004(2)       2003         2002         2001         2000(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $13.78         $9.87       $10.67       $10.18        $10.00
Income From Investment Operations
 Net investment income (loss)                                        (0.04)            --(4)      0.07         0.10          0.02
 Realized and unrealized gains (losses) on investments                 1.56          3.91       (0.78)         0.49          0.16
 Total From Investment Operations                                      1.52          3.91       (0.71)         0.59          0.18
Less Dividends and Distributions
 Dividends from net investment income                                    --(5)         --(5)    (0.09)       (0.10)            --
 Distributions from capital gains                                        --            --           --           --            --
 Total Dividends and Distributions                                       --(5)         --(5)     (0.09)       (0.10)           --
 Net Asset Value, End of Period                                      $15.30        $13.78        $9.87       $10.67        $10.18
Total Return                                                         11.03%+       39.65%      (6.78)%        5.80%         1.80%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                    $92,848       $87,520      $50,096      $62,227       $67,651
 Ratio of Net Expenses to Average Net Assets++                        1.08%         1.20%(6)     1.28%(6)     1.16%(6)      1.22%(6)
 Ratio of Total Expenses to Average Net Assets                        1.15%         1.17%        1.38%        1.19%         1.33%
 Ratio of Net Investment Income (Loss) to
    Average Net Assets++                                            (0.26)%       (0.04)%        0.58%        0.93%         1.11%
 Portfolio Turnover Rate                                                72%          149%          93%          96%           10%


+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 25, 2000. All ratios for the period have been annualized

(4)Based on average shares outstanding

(5)Amount represents less than $0.01 per share.

(6)The ratio of expenses excluding interest expense to average net assets for the period ended October 31, 2003, October 31, 2002, October 31, 2001 and October 31, 2000 were 1.10%, 1.19%, 1.00% and 1.00%, respectively

Amounts designated as "--" are either $0 or have been rounded to $0.





                                                              Prospectus    115

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN FAMILY HERITAGE(R) FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:            2004(2)           2003           2002           2001        2000(3)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $8.55          $6.97          $7.82          $9.87         $10.00
Income From Investment Operations
 Net investment income (loss)                                      --             --         (0.01)         (0.02)         (0.01)
 Realized and unrealized gains (losses) on
   investments                                                   0.83           1.58         (0.84)         (2.03)         (0.12)
 Total From Investment Operations                                0.83           1.58         (0.85)         (2.05)         (0.13)
Less Dividends and Distributions
 Dividends from net investment income                              --(4)*         --             --             --             --
 Distributions from capital gains                                  --             --             --             --             --
 Total Dividends and Distributions                                 --(4)*         --             --             --             --
 Net Asset Value, End of Period                                 $9.38          $8.55          $6.97          $7.82          $9.87
Total Return                                                    9.77%+        22.67%       (10.87)%       (20.77)%        (1.30)%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                              $78,103        $73,490        $66,126        $77,295        $98,420
 Ratio of Net Expenses to Average Net Assets++                  1.23%          1.23%          1.27%          1.20%         1.20%*
 Ratio of Total Expenses to Average Net Assets                  1.37%          1.38%          1.36%          1.37%         1.44%*
 Ratio of Net Investment Income (Loss) to
   Average Net Assets++                                         0.01%          0.06%        (0.18)%        (0.19)%       (0.29)%*
 Portfolio Turnover Rate                                          19%            12%            24%            37%             1%



*Includes return of capital of $0.0003

+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

(4)Amount represents less than $0.01 per share.

Amounts designated as "--" are either $0 or have been rounded to $0.








116    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN TAXABLE BOND FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                  2004(2)          2003         2002         2001       2000(3)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $10.73        $10.47       $10.98       $10.09        $10.00
Income From Investment Operations
 Net investment income                                                 0.43          0.51         0.56         0.59          0.15
 Realized and unrealized gains (losses) on
   investments                                                         0.04          0.26       (0.42)         0.90          0.09
 Total From Investment Operations                                      0.47          0.77         0.14         1.49          0.24
Less Dividends and Distributions
 Dividends from net investment income                                (0.43)        (0.51)       (0.56)       (0.60)        (0.15)
 Distributions from capital gains                                        --            --       (0.09)           --            --
 Total Dividends and Distributions                                   (0.43)        (0.51)       (0.65)       (0.60)        (0.15)
 Net Asset Value, End of Period                                      $10.77        $10.73       $10.47       $10.98        $10.09
Total Return                                                          4.42%+        7.44%        1.46%       15.19%         2.36%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                    $43,239       $43,432      $40,058      $35,562       $37,212
 Ratio of Net Expenses to Average Net Assets++                        0.75%         0.73%        0.78%        0.70%         0.70%
 Ratio of Total Expenses to Average Net Assets                        0.94%         0.97%        0.98%        0.99%         1.10%
 Ratio of Net Investment Income to
   Average Net Assets++                                               4.36%         4.74%        5.35%        5.63%         6.51%
 Portfolio Turnover Rate                                                26%           24%          58%          54%            7%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    117

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION PITCAIRN TAX-EXEMPT BOND FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:               2004(2)          2003          2002          2001        2000(3)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.77        $10.71        $10.60        $10.04         $10.00
Income From Investment Operations
 Net investment income                                              0.39          0.44          0.44          0.45           0.10
 Realized and unrealized gains on investments                       0.05          0.09          0.12          0.57           0.04
 Total From Investment Operations                                   0.44          0.53          0.56          1.02           0.14
Less Dividends and Distributions
 Dividends from net investment income                              (0.39)        (0.44)        (0.44)        (0.46)         (0.10)
 Distributions from capital gains                                  (0.04)        (0.03)        (0.01)           --             --
 Total Dividends and Distributions                                 (0.43)        (0.47)        (0.45)        (0.46)         (0.10)
 Net Asset Value, End of Period                                   $10.78        $10.77        $10.71        $10.60         $10.04
Total Return                                                       4.20%+        4.96%         5.41%        10.30%          1.43%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                $113,880      $111,470      $115,905      $113,071        $99,187
 Ratio of Net Expenses to Average Net Assets++                     0.62%         0.60%         0.60%         0.60%          0.60%
 Ratio of Total Expenses to Average Net Assets                     0.75%         0.74%         0.74%         0.77%          0.86%
 Ratio of Net Investment Income to Average Net Assets++            3.97%         4.06%         4.19%         4.35%          4.88%
 Portfolio Turnover Rate                                             25%           14%           14%           23%            10%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 11, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








118    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -- CLASS I SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:                              2004(2)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $6.74
Income From Investment Operations
 Net investment income                                                --
 Realized and unrealized gains on investments                       0.06
 Total From Investment Operations                                   0.06
Less Dividends and Distributions
 Dividends from net investment income                                 --
 Distributions from capital gains                                     --
 Total Dividends and Distributions                                    --
 Net Asset Value, End of Period                                    $6.80
Total Return                                                       0.89%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                 $32,591
 Ratio of Net Expenses to Average Net Assets++                     1.10%
 Ratio of Total Expenses to Average Net Assets                     1.10%
 Ratio of Net Investment Income to Average Net Assets++          (0.79)%
 Portfolio Turnover Rate                                             11%


+Returns are for the period indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Commenced operations on August 27, 2004. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    119

   CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION SANDS CAPITAL SELECT GROWTH FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:               2004(2)          2003          2002          2001        2000(3)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $6.13         $4.81         $5.55         $9.02         $10.00
Income From Investment Operations
 Net investment income                                             (0.06)        (0.04)(4)     (0.04)        (0.04)         (0.01)
 Realized and unrealized gains (losses) on investments              0.73          1.36         (0.70)        (3.43)         (0.97)
 Total From Investment Operations                                   0.67          1.32         (0.74)        (3.47)         (0.98)
Less Dividends and Distributions
 Dividends from net investment income                                 --            --            --            --             --
 Distributions from capital gains                                     --            --            --            --             --
 Total Dividends and Distributions                                    --            --            --            --             --
 Net Asset Value, End of Period                                    $6.80         $6.13         $4.81         $5.55          $9.02
Total Return                                                      10.93%+       27.44%      (13.33)%      (38.44)%        (9.80)%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                 $70,027       $43,878       $32,818       $39,326        $54,794
 Ratio of Net Expenses to Average Net Assets++                     1.20%         1.17%         1.16%         1.15%          1.15%
 Ratio of Total Expenses to Average Net Assets                     1.35%         1.45%         1.43%         1.43%          1.50%
 Ratio of Net Investment Income to Average Net Assets++          (0.95)%       (0.81)%       (0.69)%       (0.63)%        (0.61)%
 Portfolio Turnover Rate                                             11%           28%           24%           37%            13%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 11, 2000. All ratios for the period have been annualized.

(4)Based on average shares outstanding.

Amounts designated as "--" are either $0 or have been rounded to $0.








120    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30:           2004          2003       2002(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                                    $12.72         $9.27        $10.00
Income From Investment Operations
 Net investment Income (loss)                (0.04)        (0.01)           --
 Realized and unrealized gains
  (losses) on investments                     3.75          3.74         (0.73)
 Total From Investment Operations             3.71          3.46         (0.73)
Less Dividends and Distributions
 Dividends from net investment
  income                                        --         (0.01)           --
 Distributions from capital gains            (0.22)           --            --
 Total Dividends and Distributions           (0.22)        (0.01)           --
 Net Asset Value, End of Period             $16.21        $12.72         $9.27
Total Return                                29.36%        37.29%       (7.30)%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)           $14,533        $5,740          $913
 Ratio of Net Expenses to Average
  Net Assets++                               1.45%         1.40%         1.45%
 Ratio of Total Expenses to Average
  Net Assets                                 1.82%         3.64%         6.18%
 Ratio of Net Investment Income
  (Loss) to Average Net Assets++           (0.23)%       (0.26)%       (0.08)%
 Portfolio Turnover Rate                      272%          245%          142%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Commenced operations on March 4, 2002. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    121

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION TIP MID CAP FUND -- CLASS I SHARES



FOR THE PERIODS ENDED DECEMBER 31:                             2004      2003*
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $12.79      $10.00
Income from Investment Operations:
 Net investment income                                          0.08        0.01
 Realized and unrealized gain on investments                    2.70        3.99
 Total from investment operations                               2.78        4.00
Less Dividends and Distributions:
 Distributions from net investment income                      (0.09)         --
 Distribution from capital gains                               (2.19)      (1.21)
 Total distributions                                           (2.28)      (1.21)
 Net Asset Value, End of Period                               $13.29      $12.79
Total Return                                                  21.78%   40.24%(1)

Ratios/Supplemental Data
 Net Assets, End of Period (000)                                $410        $337
 Ratio of Total Expenses to Average Net Assets:                0.90%       0.90%
 Ratio of Net Investment Income to
   Average Net Assets:                                         0.59%       0.12%
 Portfolio Turnover Rate                                        193%     141%(1)



*The Fund commenced investment operations on January 2, 2003.

(1)Calculation is not annualized.








122    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION TIP FINANCIAL SERVICES FUND -- CLASS I SHARES(1)(2)


FOR THE PERIODS ENDED SEPTEMBER 30,
APRIL 30 AND OCTOBER 31:                              2004          2003          2002          2001(3)       2001           2000
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $13.60        $10.11        $16.67        $19.76        $17.19         $18.01
Income From Investment Operations
 Net investment loss                                (0.04)        (0.02)        (0.02)        (0.13)        (0.14)         (0.17)
 Realized and unrealized gains (losses) on
   investments                                        1.69          3.62        (1.12)        (2.96)          3.30         (0.65)
 Total From Investment Operations                     1.65          3.60        (1.14)        (3.09)          3.16         (0.82)
Less Dividends and Distributions
 Dividends from net investment income                   --            --            --            --            --             --
 Distributions from capital gains                   (1.37)        (0.11)        (5.42)            --        (0.59)             --
 Total Dividends and Distributions                  (1.37)        (0.11)        (5.42)            --        (0.59)             --
 Net Asset Value, End of Period                     $13.88        $13.60        $10.11        $16.67        $19.76         $17.19
Total Return                                        12.31%        35.95%      (12.48)%      (15.64)%+       18.20%        (4.55)%
Ratios/Supplemental Data
 Net Assets, End of Period (000)                   $15,269       $17,309       $12,149       $15,554       $23,341        $25,892
 Ratio of Net Expenses to Average
   Net Assets++                                      1.45%         1.50%         1.40%         2.29%         2.11%          2.14%
 Ratio of Total Expenses to
   Average Net Assets                                1.52%         1.82%         2.16%         2.33%         2.11%          2.14%
 Ratio of Net Investment Loss to
   Average Net Assets++                            (0.24)%       (0.22)%       (0.40)%       (1.19)%       (0.59)%        (0.91)%
 Portfolio Turnover Rate+++                           103%          139%          171%           52%          110%           180%


+Returns are for the period indicated and have not been annualized.

++Inclusive of directed brokerage arrangements, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)On November 12, 2001, the Titan Financial Services Fund (the "Titan Fund") exchanged all of its assets and liabilities for shares of the Turner Future Financial Services Fund. The Titan Fund is the accounting survivor in this transaction, and as a result, the accounting history and operating results for the periods prior to November 12, 2001 and have been carried forward in these financial highlights.

(3)For the six month period ended October 31, 2001. All ratios for the period have been annualized. The Titan Fund changed its fiscal year end from April 30 to October 31.

Amounts designated as "--" are either $0 or have been rounded to $0.




                                                              Prospectus    123

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND -- CLASS II SHARES (1)


FOR THE PERIODS ENDED SEPTEMBER 30:                                               2004          2003          2002        2001(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $12.31         $9.83        $11.15         $10.00
Income From Investment Operations
 Net investment loss                                                            (0.06)        (0.11)        (0.10)         (0.03)
 Realized and unrealized gains (losses) on investments                            1.55          2.59        (1.20)           1.18
 Total From Investment Operations                                                 1.49          2.48        (1.30)           1.15
Less Dividends and Distributions
 Dividends from net investment income                                               --            --            --             --
 Distributions from capital gains                                               (0.01)            --        (0.02)             --
 Total Dividends and Distributions                                              (0.01)            --        (0.02)             --
 Net Asset Value, End of Period                                                 $13.79        $12.31         $9.83         $11.15
Total Return                                                                    12.12%        25.23%      (11.66)%         11.50%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                               $35,371       $14,853        $9,288         $1,192
 Ratio of Net Expenses to Average Net Assets++                                   1.61%         1.47%         1.87%          1.50%
 Ratio of Total Expenses to Average Net Assets                                   1.84%         1.63%         2.33%         13.70%
 Ratio of Net Investment Loss to Average Net Assets++                          (1.10)%       (1.16)%       (1.44)%        (0.79)%
 Portfolio Turnover Rate+++                                                       163%          274%          202%            95%



+Returns are for the period indicated and have not been annualized.

++Inclusive of directed brokerage arrangements, waivers and reimbursements.

+++Excludes effect of in-kind transfers and mergers

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Commenced operations February 28, 2001. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.






124    Prospectus

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION INTERNATIONAL EQUITY FUND -- CLASS II SHARES(1)


FOR THE PERIODS ENDED SEPTEMBER 30 AND OCTOBER 31:                  2004(2)       2003          2002          2001         2000(3)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $6.47         $5.23         $6.19         $9.28         $10.00
Income From Investment Operations
 Net investment income (loss)                                       0.05          0.06          0.04          0.01         (0.01)
 Realized and unrealized gains (losses) on investments              0.71          1.21        (0.94)        (3.05)         (0.71)
 Total From Investment Operations                                   0.76          1.27        (0.90)        (3.04)         (0.72)
Less Dividends and Distributions
 Dividends from net investment income                             (0.17)        (0.03)        (0.06)        (0.02)             --
 Distributions from capital gains                                     --            --            --        (0.03)             --
 Total Dividends and Distributions                                (0.17)        (0.03)        (0.06)        (0.05)             --
 Net Asset Value, End of Period                                    $7.06         $6.47         $5.23         $6.19          $9.28
Total Return                                                      11.97%+       24.40%      (14.68)%      (32.91)%        (7.20)%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)                                $107,001       $97,817       $83,513      $108,777       $175,029
 Ratio of Net Expenses to Average Net Assets++                     1.35%         1.30%         1.32%         1.25%          1.25%
 Ratio of Total Expenses to Average Net Assets                     1.60%         1.60%         1.48%         1.45%          1.53%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets++                                            0.90%         1.15%         0.63%         0.16%        (0.37)%
 Portfolio Turnover Rate                                             62%          128%           69%           44%            10%



+Returns are for the periods indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)For the eleven-month period ended September 30, 2004. All ratios for the period have been annualized. The Fund changed its fiscal year end from October 31 to September 30.

(3)Commenced operations on August 4, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








                                                              Prospectus    125

CONSTELLATION FUNDS FINANCIAL HIGHLIGHTS

CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND -- CLASS I SHARES(1)(2)


FOR THE PERIODS ENDED SEPTEMBER 30:       2004            2003(3)
 ------------------------------------------------------------------
Net Asset Value, Beginning of
  Period                                  $12.58          $10.00
Income From Investment
  Operations
Net investment income                       0.47            0.25
 Realized and unrealized gains
  on investments                            1.53            2.58
 Total From Investment
  Operations                                2.00            2.83
Less Dividends and Distributions
 Dividends from net investment
  income                                  (0.47)          (0.25)
 Distributions from capital
  gains                                   (0.10)              --
 Total Dividends and
  Distributions                           (0.57)          (0.25)
 Net Asset Value, End of Period           $14.01          $12.58
Total Return                              16.04%          28.57%+
Ratios/Supplemental Data
 Net Assets, End of Period (000)            $706            $443
 Ratio of Net Expenses to
  Average Net Assets++                     0.25%           0.25%
 Ratio of Total Expenses to
  Average Net Assets                       1.36%          21.93%
 Ratio of Net Investment Income
  to Average Net Assets++                  3.23%           3.27%
 Portfolio Turnover Rate                    411%            397%



+Returns are for the period indicated and have not been annualized.

++Inclusive of waivers and reimbursements.

(1)Effective May 10, 2004 and August 2, 2004, the Constellation Funds acquired the assets of certain Turner Funds and the Pitcairn Funds, respectively, in a tax-free reorganization. In connection with the reorganization, CIMCO became the investment adviser to the Funds.

(2)Constellation Turner Strategic Value and High Income Fund and its shareholders indirectly bear a pro rata share of the expenses of the underlying Constellation Funds. The expense ratios do not include such expenses. Recognition of net investment income is affected by the timing of the declaration of dividends by the Constellation Funds in which the Constellation Strategic Value and High Income Fund invest.

(3)Commenced operations on October 31, 2002. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.








126    Prospectus

CONSTELLATION FUNDS PRIVACY POLICY

In the course of doing business with shareholders, Constellation Funds collects nonpublic personal information about shareholders. "Nonpublic personal information" is personally identifiable financial information about shareholders. For example, it includes a shareholder's social security number, account balance, bank account information and purchase and redemption history.

Constellation Funds collects this information from the following sources:

o  Information received from shareholders on applications or other forms;

o Information about shareholder transactions with us and our service providers, or others;

o Information received from consumer reporting agencies (including credit bureaus).

WHAT INFORMATION CONSTELLATION FUNDS DISCLOSE AND TO WHOM CONSTELLATION FUNDS DISCLOSES INFORMATION.

Constellation Funds only discloses nonpublic personal information collected about shareholders as permitted by law. For example, Constellation Funds may disclose nonpublic personal information about shareholders:

o To government entities, in response to subpoenas or to comply with laws or regulations.

o  When shareholders direct us to do so or consent to the disclosure.

o To companies that perform necessary services for Constellation Funds, such as data processing companies that the Funds use to process shareholders transactions or maintain shareholder accounts.

o  To protect against fraud.

INFORMATION ABOUT FORMER SHAREHOLDERS.

If a shareholder closes his or her account, we will adhere to the privacy policies and practices described in this notice.

HOW CONSTELLATION FUNDS SAFEGUARDS INFORMATION.

Within Constellation Funds, access to nonpublic personal information about shareholders is limited to our employees and in some cases to third parties (for example, the service providers described above), but only as permitted by law. Constellation Funds and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information.








                                                              Prospectus    127

Constellation Funds

Investment Adviser                                          Oechsle International Advisors, LLC
Constellation Investment Management Company, LP             One International Place, 23rd Floor
1205 Westlakes Drive, Suite 280                             Boston, MA 02110
Berwyn, PA 19312
                                                            Pitcairn Investment Management
Investment Sub-Advisers                                     One Pitcairn Place, Suite 3000
The Boston Company Asset Management, LLC                    165 Township Line Road
Mellon Financial Center                                     Jenkintown, PA 19046
One Boston Place
Boston, MA 02108                                            Sands Capital Management, L.P.
                                                            1100 Wilson Blvd, Suite 3050
Brandywine Asset Management, LLC                            Arlington, VA 22209
3 Christiana Centre, Suite 1200
201 N. Walnut St.                                           Turner Investment Partners, Inc.
Wilmington, DE 19801                                        1205 Westlakes Drive, Suite 100
                                                            Berwyn, PA 19312
Chartwell Investment Partners
1235 Westlakes Drive, Suite 400                             Distributor
Berwyn, PA 19312                                            Constellation Investment Distribution Company Inc.
                                                            1205 Westlakes Drive, Suite 280
Clover Capital Management, Inc.                             Berwyn, PA 19312
400 Meridian Center, Suite 200
Rochester, NY 14618                                         Legal Counsel
                                                            Morgan, Lewis & Bockius LLP
Hilliard Lyons Asset Management
Hilliard Lyons Center
501 South Fourth Street
Louisville, KY 40202

--------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated April 15, 2005, as amended, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE      Call 1-866-242-5742

BY MAIL           WRITE TO CONSTELLATION FUNDS AT:
                  P.O. Box 219520
                  Kansas City, Missouri 64105-9520

BY INTERNET   http://www.constellationfundsgroup.com





FROM THE SEC You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Constellation Funds, from the EDGAR Database on the SEC's website (Ohttp://www.sec.govO). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-8104.